UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-10427
                                   ------------


                     AXP PARTNERS INTERNATIONAL SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

AXP(R) Partners
  International
        Aggressive
            Growth
            Fund

Semiannual Report for the Period Ended April 30, 2005

AXP Partners International Aggressive Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                10

Financial Statements                                     19

Notes to Financial Statements                            23

Fund Expenses Example                                    36

Approval of Investment Management Services Agreement     38

Proxy Voting                                             39

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreements will remain in place.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Fund Snapshot AT APRIL 30, 2005

PORTFOLIO MANAGERS

Columbia Wanger Asset Management, L.P.

Portfolio managers                        Since       Years in industry
Zachary Egan, CFA                         5/03                5
Louis Mendes, CFA                         5/03               13

American Century Global Investment Management, Inc.

Portfolio managers                        Since       Years in industry
Michael Perelstein                        10/04              21
Keith Creveling, CFA                      4/02               10

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 9/28/01        B: 9/28/01   C: 9/28/01   I: 3/4/04     Y: 9/28/01

Ticker symbols by class
A: AXGAX          B: APIBX     C: --        I: AIGGX      Y: --

Total net assets                                         $295.6 million

Number of holdings                                                  267

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                 X     LARGE
                 X     MEDIUM   SIZE
                 X     SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

[pie chart]

United Kingdom 17.1%
Japan 15.5%
France 10.3%
Switzerland 6.2%
Germany 6.1%
Ireland 5.2%
Netherlands 4.7%
Australia 4.0%
Canada 2.8%
Hong Kong 2.1%
Italy 2.1%
Taiwan 2.0%
Spain 1.9%
Sweden 1.5%
United States 1.4%
Luxembourg 1.3%
Greece 1.2%
Brazil 1.1%
Norway 1.1%
Mexico 1.0%
Other* 11.4%

* Includes Austria, Belgium, Chile, China, Czechoslovakia Federated Republic, Denmark, Finland, India, Netherlands Antilles, New Zealand, Russia, Singapore, South Africa, South Korea and cash & short-term securities.

TOP TEN HOLDINGS

Percentage of portfolio assets

Anglo Irish Bank (Ireland)                                         1.6%
BP (United Kingdom)                                                1.4
GlaxoSmithKline (United Kingdom)                                   1.4
Total (France)                                                     1.4
iShares MSCI EAFE Index Fund (United States)                       1.3
Novartis (Switzerland)                                             1.2
Vodafone Group (United Kingdom)                                    1.2
Neopost (France)                                                   1.1
Reckitt Benckiser (United Kingdom)                                 0.9
Rhon-Klinikum (Germany)                                            0.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

              +9.46%                +8.50%               +8.99%

+9.46% = AXP Partners International Aggressive Growth Fund Class A (excluding sales charge)
+8.50% = MSCI EAFE Growth Index(1) (unmanaged)
+8.99% = Lipper International Multi-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index), an unmanaged index, is compiled from a composite of securities markets in Europe, Australia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite.

(2) The Lipper International Multi-Cap Growth Funds Index includes the 10 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                Class B                Class C           Class I      Class Y
(Inception dates)                  (9/28/01)              (9/28/01)              (9/28/01)         (3/4/04)     (9/28/01)
                                                                  After                  After
                              NAV(1) POP(2) NAV(1) CDSC(3) NAV(1) CDSC(4) NAV(5)
NAV(6)
at April 30, 2005
6 months*                     +9.46%    +3.17%       +9.23%      +5.23%     +9.08%      +8.08%      +9.60%        +9.54%
1 year                       +16.61%    +9.91%      +15.81%     +11.81%    +15.65%     +15.65%     +17.07%       +16.84%
3 years                       +9.80%    +7.65%       +8.95%      +8.10%     +8.90%      +8.90%       N/A         +10.01%
Since inception              +11.13%    +9.31%      +10.31%      +9.87%    +10.27%     +10.27%     +12.20%       +11.31%

at March 31, 2005
6 months*                    +16.17%    +9.50%      +15.58%     +11.58%    +15.58%     +14.58%     +16.27%       +16.22%
1 year                       +16.70%    +9.98%      +15.58%     +11.58%    +15.58%     +15.58%     +16.97%       +16.75%
3 years                      +11.38%    +9.20%      +10.50%      +9.67%    +10.50%     +10.50%       N/A         +11.59%
Since inception              +12.27%   +10.38%      +11.39%     +10.95%    +11.39%     +11.39%     +16.04%       +12.45%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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5   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Aggressive Growth Fund rose 9.46% (Class A shares, excluding sales charge) for the six months ended April 30, 2005, outperforming its benchmark, the Morgan Stanley Capital International EAFE Growth Index (MSCI EAFE Growth Index), which advanced 8.50%. The Fund also outpaced its peer group, as represented by the Lipper International Multi-Cap Growth Funds Index, which rose 8.99% for the period. AXP Partners International Aggressive Growth Fund is managed by two independent money management firms that each invest a portion of Fund assets in growth stocks of international companies across all market capitalizations. As of April 30, 2005, Columbia Wanger Asset Management, L.P. (Columbia Wanger) and American Century Global Investment Management, Inc. (ACGIM) managed 49.5% and 50.5% of the Fund's assets, respectively.

Q: What factors affected performance the most for your portion of AXP Partners International Aggressive Growth Fund for the six-month period ended April 30, 2005?

    ACGIM: Our portion of the Fund underperformed the MSCI EAFE Growth Index for the semiannual period. Our results came during a period that provided both challenges and opportunities for international investors. The world's equity markets generally rallied in November and December 2004, as oil prices declined from record highs and the U.S. presidential election was resolved without confusion. But many international markets were restrained during the first four months of 2005. New record-setting prices for commodities, especially oil, revived fears that inflation might accelerate, possibly leading to higher interest rates, slower economic growth and lower corporate profits.

    Against this backdrop, all of the sectors in which our portion of the Fund was invested advanced during the six months, with our holdings in the financials sector posting the period's greatest contribution to absolute returns. Financials advanced mostly on the solid performance of commercial banks, which represented the portfolio's heaviest average industry weighting. Ireland's Anglo Irish Bank led the contributors among banks. Our holdings in the insurance, consumer finance and capital markets industries also contributed to total return. On a relative basis, however, our positioning in the financials sector detracted from performance, with an underweight position in the capital markets industry hurting most.

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6   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> New record-setting prices for commodities, especially oil, revived fears that inflation might accelerate, possibly leading to higher interest rates, slower economic growth and lower corporate profits. (end callout quote)

       -- ACGIM

    Industrial holdings made the second-largest contribution to our portion of the portfolio's absolute total return, led by France's VINCI, one of the world's largest construction companies. VINCI reported a 39% increase in profits during the second half of 2004 compared to the same period the previous year. The company benefited from highway and railroad construction projects in France.

    On a relative basis, our holdings in the information technology sector produced the best performance vs. the MSCI EAFE Growth Index and also contributed to our absolute return. Our portion of the portfolio's complete lack of exposure to the semiconductor industry and underweight position in the communications equipment industry, both of which declined during the period, provided much of the outperformance.

    Although all sectors in which we were invested contributed to return, several detracted from relative performance. Security selection in the materials sector detracted from relative performance most. The portfolio's holdings in the containers and packaging industry led the retreat, with our position in Australia's Amcor Limited detracting from performance. Amcor, one of the world's largest packaging companies, declined on the increasing cost of materials used to make containers. The consumer discretionary sector delivered the second-worst relative performance, with our positions in the automobiles and multiline retail industries detracting most against the index.

    Geographically, investments in France, Spain and Ireland made the greatest positive contribution relative to the MSCI EAFE Growth Index, while positions in Japan, the United Kingdom and Switzerland detracted most.

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7   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Stock selection and a focus on small-cap international companies, which outperformed their larger-cap counterparts, drove performance most during the six months. (end callout quote)

       -- Columbia Wanger

    Columbia Wanger: Our portion of the Fund outperformed the MSCI EAFE Growth Index for the semiannual period. Stock selection and a focus on small-cap international companies, which outperformed their larger-cap counterparts, drove performance the most during the six months.

    Significant exposure to and stock selection in the industrials sector benefited our portion of the Fund's relative performance most. One standout was Vallourec, a manufacturer of seamless tubes for the oil and gas industry. Vallourec saw its stock price soar during the period on strong volume growth combined with pricing power.

    On the other hand, modest exposure to and stock selection in the financials sector detracted from relative results. Large banking positions, such as the public sector lender DEPFA Bank and the Czech mortgage lender Komercni, failed to keep up with the strongly performing sector overall.

Q: What changes did you make to your portion of the Fund and how is it currently positioned?

    ACGIM: Our decision to include a security is based primarily on a company's fundamentals. We seek to invest in individual companies whose revenues or earnings are improving, and exposure to a sector, industry or country in our portion of the Fund is the result of this bottom-up process. During the period our process led us to reduce our stake in the information technology sector and increase our position in the consumer discretionary sector. The financials sector remained our largest stake.

    Columbia Wanger: We increased our portion of the Fund's exposure to basic materials over the semiannual period, while still maintaining a modest allocation. We primarily established positions in a number of mining companies, based on a combination of

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8   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Questions & Answers

    fundamental company analysis and detailed work on supply-demand dynamics among various commodities.

    We also added selectively to the Fund's position in technology, which represents one of the few areas where stocks appeared to trade at a discount to their long-term averages. We predominantly added to technology positions in Taiwan in an effort to take advantage of this valuation anomaly.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    ACGIM: Going forward, we intend to follow our disciplined process of identifying and owning companies that we believe demonstrate solid, sustainable growth, regardless of economic outlook or changes in market conditions.

    Columbia Wanger: We remain content with our decision made more than a year ago to increase exposure to Japanese stocks on valuation and fundamental grounds, while still maintaining a moderate position in this equity market. Indeed, Japanese small-cap stocks performed generally in-line with international small-cap stocks during the semiannual period. Through our rigorous research process, then, we intend to identify and purchase additional Japanese companies that we believe may enhance performance. We also intend to add to our position in basic materials provided we can find compelling stocks at reasonable valuations.

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9   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Aggressive Growth Fund

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.6%)(c)
Issuer                                         Shares                 Value(a)

Australia (3.9%)

Banks and savings & loans (0.5%)
Commonwealth Bank of Australia                 54,710               $1,555,759

Beverages & tobacco (0.4%)
Lion Nathan                                   200,000                1,144,288

Financial services (0.7%)
Macquarie Group                               394,230                1,122,781
Perpetual Trustees Australia                   20,000                  807,922
Total                                                                1,930,703

Insurance (0.4%)
QBE Insurance Group                           111,180                1,293,293

Metals (0.7%)
BHP Billiton                                  165,341                2,091,246

Paper & packaging (0.5%)
Amcor                                         268,920                1,363,919

Textiles & apparel (0.7%)
Billabong Intl                                190,000                1,702,895
Pacific Brands                                310,600                  533,891
Total                                                                2,236,786

Austria (0.8%)

Banks and savings & loans (0.4%)
Erste Bank der Oesterreichischen
  Sparkassen                                   27,038                1,311,645

Building materials & construction (0.4%)
Wienerberger                                   25,000                1,058,751

Belgium (0.8%)

Banks and savings & loans (0.5%)
KBC Bancassurance Holding                      18,650                1,475,426

Health care products (0.3%)
Omega Pharma                                   14,000                  756,580

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Brazil (0.9%)

Health care services (--%)
Diagnosticos da America                        11,250(b)              $124,194

Household products (0.6%)
Natura Cosmeticos                              50,100                1,506,390

Industrial transportation (0.1%)
America Latina Logistica Unit                  15,000                  433,328

Insurance (0.2%)
Porto Seguro                                   70,000                  619,040

Canada (2.8%)

Energy (1.3%)
EnCana                                         11,517                  737,286
PetroKazakhstan Cl A                            9,900                  287,397
ShawCor                                       100,000                1,335,347
Talisman Energy                                53,500                1,614,653
Total                                                                3,974,683

Energy equipment & services (0.1%)
Major Drilling Group Intl                      37,000(b)               341,149

Leisure time & entertainment (--%)
Intrawest                                       5,800                  116,867

Media (0.3%)
Thomson                                        27,580                  911,734

Metals (0.3%)
Ivanhoe Mines                                  60,000(b)               413,481
Noranda                                        25,000                  468,961
Total                                                                  882,442

Precious metals (0.3%)
Kinross Gold                                   75,000(b)               405,374
Northern Orion Resources                      145,000(b)               341,149
Total                                                                  746,523

Retail -- drugstores (0.5%)
Shoppers Drug Mart                             43,206                1,345,873

See accompanying notes to investments in securities.
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10   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Chile (0.3%)

Banks and savings & loans (0.2%)
CorpBanca ADR                                  20,000                 $512,200

Chemicals (0.1%)
Sociedad Quimica y Minera de Chile              5,200                  437,840

China (0.1%)

Multi-industry
Hainan Meilan Intl Airport Cl H               585,000                  337,052

Czechoslovakia
  Federated Republic (0.5%)

Banks and savings & loans
Komercni Banka                                 12,100                1,533,632

Denmark (0.6%)

Health care products (0.4%)
Novo Nordisk Cl B                              19,340                  977,934

Multi-industry (0.2%)
Kobenhavns Lufthavne                            3,000                  670,483

Finland (0.9%)

Financial services (0.2%)
Sponda                                         63,000                  587,315

Multi-industry (0.5%)
Amer Sports                                    34,800                  575,378
Jaakko Poyry Group                             26,000                  794,537
Total                                                                1,369,915

Paper & packaging (0.2%)
Stora Enso Cl R                                54,830                  726,690

France (10.3%)

Banks and savings & loans (0.1%)
Credit Agricole                                 8,854                  229,523

Beverages & tobacco (0.4%)
Pernod-Ricard                                   7,790                1,180,557

Building materials & construction (0.7%)
Imerys                                         10,000                  714,354
Lafarge                                        15,950                1,451,325
Total                                                                2,165,679

Common stocks (continued)
Issuer                                         Shares                 Value(a)

France (cont.)

Computer software & services (0.5%)
Fininfo                                        20,200                 $486,038
Iliad                                          27,900                  894,298
Total                                                                1,380,336

Electronics (0.2%)
Carbone Lorraine                               15,000(b)               698,141

Energy (1.4%)
Total                                          18,840                4,189,118

Engineering & construction (0.5%)
VINCI                                          10,262                1,542,157

Food (0.5%)
Groupe DANONE                                  16,230                1,519,642

Health care services (0.7%)
Essilor Intl                                   27,310                1,949,557

Industrial transportation (0.2%)
Groupe Norbert Dentressangle                   10,000                  526,506

Insurance (0.5%)
AXA                                            55,611                1,388,856

Lodging & gaming (0.3%)
Accor                                          12,430                  568,778
Pierre & Vacances                               4,000                  399,170
Total                                                                  967,948

Machinery (0.4%)
Schneider Electric                             18,220                1,313,108

Media (0.2%)
M6-Metropole Television                        20,000                  517,492

Metals (0.7%)
Vallourec                                      10,000                2,103,454

Multi-industry (2.8%)
Bacou-Dalloz                                    9,000                  797,816
Neopost                                        37,800                3,167,945
Sanofi-Aventis                                  9,370                  829,675
Societe Generale                               17,493                1,743,762
Vivendi Universal                              47,540(b)             1,422,241
Total                                                                7,961,439

Retail -- general (0.2%)
Pinault-Printemps-Redoute                       6,970                  686,282

See accompanying notes to investments in securities.

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11   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Germany (5.7%)

Automotive & related (0.5%)
Continental                                    21,090               $1,557,210

Building materials & construction (0.4%)
Bilfinger Berger                               24,500                1,141,067

Chemicals (0.3%)
BASF                                           12,660                  828,426

Computer hardware (0.4%)
Wincor Nixdorf                                 15,500                1,261,947

Electronics (0.2%)
Vossloh                                        12,000                  600,134

Finance companies (0.2%)
Deutsche Beteiligungs                          15,000                  208,445
Grenkeleasing                                  10,500                  427,873
Total                                                                  636,318

Financial services (0.3%)
Deutsche Boerse                                12,000                  903,210

Health care services (1.3%)
Fresenius Medical Care                         14,406                1,148,296
Rhon-Klinikum                                  39,800                2,643,889
Total                                                                3,792,185

Multi-industry (0.3%)
GFK                                            24,000                  970,583

Retail -- general (0.4%)
Metro                                          13,720                  729,667
Takkt                                          53,000                  527,254
Total                                                                1,256,921

Textiles & apparel (0.5%)
Adidas-Salomon                                  2,890                  450,284
Puma Rudolf Dassler Sport                       4,511                1,041,595
Total                                                                1,491,879

Utilities -- electric (0.4%)
E.ON                                           12,690                1,076,277

Utilities -- telephone (0.5%)
Deutsche Telekom                               74,910                1,417,411

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Greece (1.2%)

Banks and savings & loans (0.6%)
Alpha Bank                                      8,116                 $261,633
Natl Bank of Greece                            42,650                1,433,518
Total                                                                1,695,151

Lodging & gaming (0.6%)
Intralot-Integrated Lottery
    Systems & Services                         28,000                  831,579
OPAP                                           39,880                1,045,233
Total                                                                1,876,812

Hong Kong (1.9%)

Electronics (0.5%)
Ngai Lik Industrial Holding                   782,000                  203,582
Techtronic Inds                               560,000                1,245,426
Total                                                                1,449,008

Financial services (0.3%)
Hong Kong Exchanges
  and Clearing                                350,000                  853,305

Food (0.3%)
Global Bio-Chem
  Technology Group                          1,500,000                  982,544

Multi-industry (0.2%)
Lerado Group Holding                        1,960,000                  243,894
Linmark Group                               1,250,000                  428,385
Total                                                                  672,279

Retail -- general (0.3%)
Esprit Holdings                               125,000                  931,220

Utilities -- electric (0.4%)
CLP Holdings                                  211,500                1,199,085

India (0.7%)

Banks and savings & loans (0.5%)
HDFC Bank ADR                                  35,000                1,519,350

Computer software & services (0.2%)
Tata Consultancy Services                      17,350                  451,370

Ireland (5.2%)

Airlines (0.2%)
Ryanair Holdings ADR                           14,510(b)               582,577

See accompanying notes to investments in securities.

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12   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Ireland (cont.)

Banks and savings & loans (2.5%)
Anglo Irish Bank                              395,262               $4,564,374
Bank of Ireland                                94,570                1,433,721
DEPFA Bank                                     83,000                1,277,541
Total                                                                7,275,636

Food (0.9%)
IAWS Group                                    100,000                1,441,055
Kerry Group Cl A                               50,000                1,212,432
Total                                                                2,653,487

Health care products (0.4%)
United Drug                                   300,000                1,323,015

Lodging & gaming (0.6%)
Jurys Doyle Hotel Group                        70,000                1,109,208
Paddy Power                                    35,000                  611,229
Total                                                                1,720,437

Retail -- general (0.6%)
Grafton Group Unit                            160,000(b)             1,799,499

Italy (2.1%)

Banks and savings & loans (0.2%)
Credito Emiliano                               60,000                  687,668

Beverages & tobacco (0.3%)
Davide Campari-Milano                          13,000                  921,998

Energy (0.9%)
Eni                                            64,390                1,618,991
Saipem                                         83,000                1,039,665
Total                                                                2,658,656

Health care products (0.4%)
Amplifon                                       18,000                1,180,959

Restaurants (0.3%)
Autogrill                                      58,700(b)               825,787

Japan (15.4%)

Automotive & related (1.1%)
DENSO                                          20,400                  482,836
Honda Motor                                    22,400                1,078,118
Nifco                                          47,000                  743,906
Toyota Motor                                   23,900                  867,306
Total                                                                3,172,166

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Japan (cont.)

Banks and savings & loans (2.7%)
Bank of Fukuoka                                96,000                 $581,918
Bank of Yokohama                              379,000                2,167,452
Chiba Bank                                     91,000                  559,759
Hiroshima Bank                                139,800                  669,062
Mitsubishi Tokyo Financial Group                   80                  691,519
ORIX                                           10,700                1,452,714
Sumitomo Mitsui Financial Group                   100                  645,518
Takefuji                                       19,300                1,222,673
Total                                                                7,990,615

Beverages & tobacco (0.1%)
ITO EN                                          9,000                  441,192

Building materials & construction (0.4%)
Daikin Inds                                    50,100                1,251,100

Cable (0.3%)
Jupiter Telecommunications1,027(b)            817,956

Chemicals (0.3%)
Shin-Etsu Chemical                             23,300                  859,092

Computer software & services (0.4%)
Meitec                                         33,500                1,108,718

Electronics (1.4%)
Matsushita Electric Industrial                100,000                1,462,886
Omron                                          58,200                1,271,813
TOYO                                           56,600                  681,757
Ushio                                          35,000                  675,409
Total                                                                4,091,865

Energy (0.5%)
Osaka Gas                                     450,000                1,415,961

Engineering & construction (0.3%)
Taisei                                        283,000                  989,788

Food (0.4%)
Ajinomoto                                      88,000                1,056,367

Health care products (1.2%)
Eisai                                          32,000                1,066,304
Hogy Medical                                   21,700                  996,096
Yamanouchi Pharmaceutical                      44,400                1,607,846
Total                                                                3,670,246

Home building (0.4%)
Daito Trust Construction                       28,900                1,154,255

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Japan (cont.)

Household products (0.4%)
Kao                                            24,000                 $555,291
Shiseido                                       22,000                  280,146
Toto                                           50,000                  426,061
Total                                                                1,261,498

Industrial transportation (0.5%)
East Japan Railway                                270                1,405,071

Leisure time & entertainment (0.2%)
Shimano                                        15,000                  498,410

Machinery (1.3%)
Eneserve                                       19,500                  681,109
Funai Electric                                  7,500                  850,217
Hoya                                            7,051                  736,249
Komatsu                                       113,000                  795,733
SATO                                           29,200                  705,444
Total                                                                3,768,752

Metals (0.1%)
Sumitomo Metal Mining                          58,000                  408,401

Miscellaneous (0.4%)
Park24                                         60,000                1,196,146

Multi-industry (0.6%)
Arrk                                           13,000                  508,103
Fuji Photo Film                                41,700                1,375,723
Total                                                                1,883,826

Restaurants (0.2%)
Kappa Create                                   22,400(d)               599,383

Retail -- drugstores (0.2%)
Ain Pharmaciez                                 29,000                  569,695

Retail -- general (0.9%)
Fast Retailing                                 12,000                  709,016
Seven-Eleven Japan                             24,600                  693,234
Yamada Denki                                   28,200                1,347,773
Total                                                                2,750,023

Textiles & apparel (0.8%)
Toray Inds                                    265,000                1,181,252
Wacoal                                        100,000                1,255,655
Total                                                                2,436,907

Utilities -- telephone (0.3%)
KDDI                                              170                  783,335

Common stocks (continued)

Issuer                                         Shares                 Value(a)

Luxembourg (1.3%)

Energy equipment & services (0.4%)
Tenaris ADR                                    21,561               $1,232,211

Media (0.7%)
SES GLOBAL                                    163,000                2,235,545

Metals (0.2%)
Arcelor                                        22,320                  452,481

Mexico (1.0%)

Cellular telecommunications (0.3%)
America Movil ADR Series L                     17,857                  886,600

Home building (0.2%)
Urbi Desarrollos Urbanos                      100,000(b)               474,639

Multi-industry (0.3%)
Grupo Aeroportuario
  del Sureste ADR                              41,000                1,211,960

Real estate (0.2%)
Consorcio ARA                                 160,000(b)               494,747

Netherlands (4.7%)

Banks and savings & loans (0.6%)
ING Groep                                      59,398                1,636,512

Computer software & services (0.3%)
Unit 4 Agresso                                 63,000(b)             1,011,317

Engineering & construction (0.6%)
Fugro                                          19,882                1,849,441

Food (1.0%)
Royal Numico                                   41,890(b)             1,732,928
Sligro Food Group                              27,625                1,151,178
Total                                                                2,884,106

Health care products (0.5%)
OPG Groep                                      20,900                1,349,276

Multi-industry (1.2%)
Aalberts Inds                                  33,600                1,597,069
Imtech                                         20,000                  664,953
United Services Group                          43,200                1,319,373
Total                                                                3,581,395

Textiles & apparel (0.5%)
Ten Cate                                       16,457                1,451,814

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Netherlands Antilles (0.2%)

Health care products
LMA Intl                                    1,316,000(b)              $703,292

New Zealand (0.3%)

Lodging & gaming
Sky City Entertainment Group                  230,000                  742,702

Norway (1.0%)

Banks and savings & loans (0.3%)
DNB NOR                                       115,940                1,105,407

Food (0.2%)
Orkla                                          14,000                  468,974

Furniture & appliances (0.2%)
Ekornes                                        29,800                  589,042

Telecom equipment & services (0.3%)
Telenor                                       111,630                  931,871

Russia (0.4%)

Financial services (0.2%)
RBC Information Systems ADR                    48,250(b)               714,100

Metals (0.2%)
Mechel Steel Group ADR                         21,000(b)               563,220

Singapore (0.4%)

Automotive & related
ComfortDelGro                               1,000,000                1,062,140

South Africa (0.4%)

Retail -- general
Edgars Consolidated Stores                     25,000                1,035,384

South Korea (0.6%)

Automotive & related (0.4%)
Hyundai Mobis                                  15,000                  981,692

Insurance (0.1%)
Samsung Fire & Marine Insurance                 5,800                  397,865

Machinery (0.1%)
Samyoung                                       21,000                  340,173

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Spain (1.9%)

Banks and savings & loans (0.1%)
Bankinter                                       7,000                 $338,398

Building materials & construction (0.4%)
Grupo Ferrovial                                20,041                1,141,078

Engineering & construction (0.4%)
Abengoa                                       119,600                1,280,696

Industrial transportation (0.2%)
Cintra Concesiones de
  Infraestructuras de Transporte               64,964(b)               697,647

Utilities -- electric (0.3%)
Red Electrica de Espana                        36,000                  872,299

Utilities -- telephone (0.5%)
Telefonica                                     81,924                1,392,470

Sweden (1.4%)

Automotive & related (0.3%)
Volvo Cl B                                     24,393                  987,814

Building materials & construction (0.5%)
Nobia                                          84,000                1,345,539

Environmental services (0.1%)
Sweco Cl B                                      8,600(b)               155,772

Health care services (0.1%)
Gambro Cl A                                    25,000                  337,852

Machinery (0.4%)
Hexagon Cl B                                   26,900                1,409,856

Switzerland (6.2%)

Banks and savings & loans (0.6%)
UBS                                            20,861                1,668,173

Broker dealers (0.2%)
Pargesa Holding Cl B                              194                  738,872

Building materials & construction (0.4%)
Geberit                                         1,825                1,221,307

Chemicals (0.6%)
Givaudan                                          700                  440,960
Sika                                            1,650(b)             1,200,489
Total                                                                1,641,449

Food (0.7%)
Nestle                                          8,030                2,113,242

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Switzerland (cont.)

Health care products (2.3%)
Bachem Holding Cl B                             5,200                 $322,585
Novartis                                       72,550                3,531,368
Roche Holding                                  14,078                1,703,321
Synthes                                        10,940                1,239,480
Total                                                                6,796,754

Industrial transportation (0.4%)
Kuehne & Nagel Intl                             5,800                1,189,335

Machinery (0.3%)
Schindler Holding                               2,050                  750,078

Metals (0.3%)
Xstrata                                        49,000                  846,423

Retail -- general (0.3%)
Compagnie Financiere
  Richemont Cl A Unit                          34,070                1,017,683

Utilities -- electric (0.1%)
BKW FMB Energie                                   400                  231,928

Taiwan (2.0%)

Banks and savings & loans (0.1%)
Bank of Kaohsiung                             550,000                  375,768

Computer hardware (0.2%)
Chicony Electronics                           691,000                  695,032

Computer software & services (0.6%)
Advantech                                     416,000                  969,498
Springsoft                                    355,000                  722,142
Total                                                                1,691,640

Electronics (0.6%)
ASE Test                                       94,700(b)               452,666
Novatek Microelectronics                      130,000                  580,054
Sunplus Technology                            400,000                  533,387
Wah Lee Industrial                            317,394                  448,776
Total                                                                2,014,883

Furniture & appliances (0.1%)
Taiwan Fu Hsing Industrial                    175,000                  187,827

Machinery (0.4%)
Phoenixtec Power                              950,000                1,043,888

Common stocks (continued)
Issuer                                         Shares                 Value(a)

United Kingdom (17.1%)

Aerospace & defense (0.3%)
Cobham                                         30,000                 $743,042

Airlines (0.5%)
BAA                                           131,260                1,455,732

Automotive & related (0.3%)
BBA Group                                     145,000                  770,263

Banks and savings & loans (1.5%)
Intermediate Capital Group                     60,000                1,139,568
Kensington Group                              110,000                1,152,331
Royal Bank of Scotland Group                   72,279                2,181,772
Total                                                                4,473,671

Beverages & tobacco (0.8%)
Diageo                                        156,080                2,312,568

Broker dealers (0.3%)
Man Group                                      34,320                  798,852

Cellular telecommunications (1.2%)
Vodafone Group                              1,381,290                3,609,964

Electronics (0.2%)
Spectris                                       80,000                  727,053

Energy (1.4%)
BP                                            409,985                4,177,796

Energy equipment & services (1.0%)
Expro Intl Group                              194,000                1,595,529
Tullow Oil                                    443,000                1,359,153
Total                                                                2,954,682

Financial services (0.5%)
HSBC Holdings                                  17,450                  278,957
Paragon Group of Companies                    160,000                1,103,622
Total                                                                1,382,579

Health care products (2.7%)
AstraZeneca                                    50,060                2,189,554
GlaxoSmithKline                               168,040                4,243,683
Smith & Nephew                                149,448                1,539,952
Total                                                                7,973,189

Health care services (0.2%)
RPS Group                                     210,000                  542,666

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

United Kingdom (cont.)

Household products (1.1%)
Reckitt Benckiser                              77,381               $2,512,871
Unilever                                       88,750                  844,056
Total                                                                3,356,927

Industrial services (0.3%)
Northgate                                      64,500                1,001,009

Industrial transportation (0.3%)
Business Post Group                            70,900                  815,989

Insurance (0.3%)
Legal & General Group                         478,900                  957,557

Media (1.1%)
HIT Entertainment                             127,400                  762,382
Reed Elsevier                                 145,890                1,429,463
Ulster Television                             100,000                  971,590
Total                                                                3,163,435

Multi-industry (0.7%)
Exel                                          135,000                2,127,897

Real estate (0.3%)
Workspace Group                               178,800                  823,625

Retail -- general (0.8%)
Next                                           47,400                1,342,043
Wolseley                                       46,120                  926,825
Total                                                                2,268,868

Retail -- grocery (0.8%)
Tesco                                         404,400                2,387,390

Utilities -- electric (0.2%)
Viridian Group                                 40,000                  561,556

Utilities -- natural gas (0.3%)
BG Group                                      129,190                1,001,797

United States (1.4%)

Beverages & tobacco (0.1%)
Central European Distribution                   9,000(b)               334,080

Investment companies (1.3%)
iShares MSCI EAFE Index Fund                   25,000                3,907,500

Total common stocks
(Cost: $235,875,002)                                              $279,668,950

Preferred stocks & other (0.5%)
Issuer                                         Shares                 Value(a)

Brazil (0.2%)
Caemi Mineracao e Metalurgia                  585,000                 $449,056

Germany (0.3%)
Hugo Boss                                      34,000                  965,952

Hong Kong (--%)
Global Bio-Chem Technology Group
  Warrants                                    125,000(b)                 5,532

Total preferred stocks & other
(Cost: $1,174,112)                                                  $1,420,540

Short-term securities (4.4%)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity
Commercial paper
Alpine Securitization
   05-02-05               2.95%            $5,600,000               $5,598,623
BNP Paribas North America
   05-02-05               2.97              7,500,000                7,498,144

Total short-term securities
(Cost: $13,097,845)                                                $13,096,767

Total investments in securities
(Cost: $250,146,959)(e)                                           $294,186,257

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At April 30, 2005, security was partially or fully on loan. See Note 6 to the financial statements.

(e) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $250,147,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $49,153,000
      Unrealized depreciation                                      (5,114,000)
                                                                   ----------
      Net unrealized appreciation                                 $44,039,000
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Aggressive Growth Fund

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $250,146,959)                                                                    $294,186,257
Cash in bank on demand deposit                                                                               86,871
Foreign currency holdings (identified cost $153,659) (Note 1)                                               154,312
Capital shares receivable                                                                                   240,852
Dividends and accrued interest receivable                                                                   747,778
Receivable for investment securities sold                                                                 3,878,834
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                 7,642
U.S. government securities held as collateral (Note 6)                                                      257,782
                                                                                                            -------
Total assets                                                                                            299,560,328
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                       47,521
Payable for investment securities purchased                                                               3,495,429
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                10,400
Payable upon return of securities loaned (Note 6)                                                           257,782
Accrued investment management services fee                                                                    7,995
Accrued distribution fee                                                                                      2,773
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   1,491
Accrued administrative services fee                                                                             636
Other accrued expenses                                                                                       98,294
                                                                                                             ------
Total liabilities                                                                                         3,922,322
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $295,638,006
                                                                                                       ============

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Statement of assets and liabilities (cont.)
AXP Partners International Aggressive Growth Fund

April 30, 2005 (Unaudited)
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    403,654
Additional paid-in capital                                                                              237,567,887
Excess of distributions over net investment income                                                         (419,595)
Accumulated net realized gain (loss)                                                                     14,040,552
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 5)                         44,045,508
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $295,638,006
                                                                                                       ============
Net assets applicable to outstanding shares:                   Class A                                 $183,531,976
                                                               Class B                                 $ 53,143,913
                                                               Class C                                 $  3,038,024
                                                               Class I                                 $ 55,600,494
                                                               Class Y                                 $    323,599
Net asset value per share of outstanding capital stock:        Class A shares          24,971,252      $       7.35
                                                               Class B shares           7,417,043      $       7.17
                                                               Class C shares             424,097      $       7.16
                                                               Class I shares           7,509,155      $       7.40
                                                               Class Y shares              43,824      $       7.38
                                                                                           ------      ------------
* Including securities on loan, at value (Note 6)                                                      $    200,685
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Aggressive Growth Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 2,603,912
Interest                                                                                                    103,353
Fee income from securities lending (Note 6)                                                                   8,860
     Less foreign taxes withheld                                                                           (290,153)
                                                                                                           --------
Total income                                                                                              2,425,972
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        1,409,096
Distribution fee
     Class A                                                                                                215,422
     Class B                                                                                                250,012
     Class C                                                                                                 14,895
Transfer agency fee                                                                                         256,504
Incremental transfer agency fee
     Class A                                                                                                 20,998
     Class B                                                                                                 11,669
     Class C                                                                                                    653
Service fee -- Class Y                                                                                          125
Administrative services fees and expenses                                                                   104,944
Compensation of board members                                                                                 5,931
Custodian fees                                                                                              100,890
Printing and postage                                                                                        114,471
Registration fees                                                                                            22,015
Audit fees                                                                                                   10,000
Other                                                                                                         9,851
                                                                                                              -----
Total expenses                                                                                            2,547,476
     Expenses waived/reimbursed by AEFC (Note 2)                                                           (107,733)
                                                                                                           --------
                                                                                                          2,439,743
     Earnings credits on cash balances (Note 2)                                                              (1,556)
                                                                                                             ------
Total net expenses                                                                                        2,438,187
                                                                                                          ---------
Investment income (loss) -- net                                                                             (12,215)
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                      14,290,324
     Foreign currency transactions                                                                          (37,197)
                                                                                                            -------
Net realized gain (loss) on investments                                                                  14,253,127
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                   5,762,841
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                    20,015,968
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $20,003,753
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Aggressive Growth Fund

                                                                                       April 30, 2005         Oct. 31, 2004
                                                                                      Six months ended          Year ended
                                                                                         (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                          $    (12,215)         $    (14,807)
Net realized gain (loss) on investments                                                    14,253,127            15,833,336
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                     5,762,841            13,161,417
                                                                                            ---------            ----------
Net increase (decrease) in net assets resulting from operations                            20,003,753            28,979,946
                                                                                           ----------            ----------
Distributions to shareholders from:
     Net investment income
        Class A                                                                              (230,996)              (41,859)
        Class I                                                                               (91,817)                   --
        Class Y                                                                                  (498)                  (49)
     Net realized gain
        Class A                                                                            (3,059,577)                   --
        Class B                                                                              (910,324)                   --
        Class C                                                                               (55,085)                   --
        Class I                                                                              (511,221)                   --
        Class Y                                                                                (3,753)                   --
                                                                                           ----------               -------
Total distributions                                                                        (4,863,271)              (41,908)
                                                                                           ----------               -------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                               36,819,984            47,172,297
     Class B shares                                                                        10,222,093            11,074,280
     Class C shares                                                                           383,611               686,635
     Class I shares                                                                        32,755,692            21,363,174
     Class Y shares                                                                           131,726               111,793
Reinvestment of distributions at net asset value
     Class A shares                                                                         3,224,194                40,949
     Class B shares                                                                           897,535                    --
     Class C shares                                                                            54,125                    --
     Class I shares                                                                           602,798                    --
     Class Y shares                                                                             3,942                    40
Payments for redemptions
     Class A shares                                                                       (18,320,211)          (26,785,184)
     Class B shares (Note 2)                                                               (4,801,811)           (9,876,270)
     Class C shares (Note 2)                                                                 (322,714)             (500,854)
     Class I shares                                                                            (1,920)           (1,199,872)
     Class Y shares                                                                           (18,602)               (4,907)
                                                                                              -------                ------
Increase (decrease) in net assets from capital share transactions                          61,630,442            42,082,081
                                                                                           ----------            ----------
Total increase (decrease) in net assets                                                    76,770,924            71,020,119
Net assets at beginning of period                                                         218,867,082           147,846,963
                                                                                          -----------           -----------
Net assets at end of period                                                              $295,638,006          $218,867,082
                                                                                         ============          ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Aggressive Growth Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 18.81% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT
has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.00% to 0.875% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Growth Funds Index. Prior to July 1, 2004, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $92,356 for the six months ended April 30, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with American Century Global Investment Management, Inc. and Columbia Wanger Asset Management, L.P. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $450,818 for Class A, $21,355 for Class B and $151 for Class C for the six months ended April 30, 2005.

For the six months ended April 30, 2005, AEFC and its affiliates waived certain fees and expenses to 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.36% for Class I and 1.58% for Class Y. Of these waived fees and expenses, the class specific transfer agency fees waived for Class A, Class B, Class C and Class Y were $81,979, $24,142, $1,371 and $124, respectively, and the management fees waived at the Fund level were $117. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.36% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2005, the Fund's custodian and transfer agency fees were reduced by $1,556 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $140,451,403 and $87,949,702, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisers were $5,418 for the six months ended April 30, 2005.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended April 30, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        4,930,709    1,399,950        52,539    4,372,747       17,454
Issued for reinvested distributions           443,493      126,236         7,612       82,350          540
Redeemed                                   (2,465,155)    (660,595)      (44,630)        (259)      (2,507)
                                           ----------     --------       -------         ----       ------
Net increase (decrease)                     2,909,047      865,591        15,521    4,454,838       15,487
                                            ---------      -------        ------    ---------       ------

                                                                 Year ended Oct. 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        7,385,438    1,772,807       109,345    3,242,684       17,264
Issued for reinvested distributions             6,757           --            --           --            7
Redeemed                                   (4,179,377)  (1,570,763)      (79,034)    (188,367)        (761)
                                           ----------   ----------       -------     --------         ----
Net increase (decrease)                     3,212,818      202,044        30,311    3,054,317       16,510
                                            ---------      -------        ------    ---------       ------

* Inception date was March 4, 2004.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                            Currency to                Currency to            Unrealized        Unrealized
Exchange date              be delivered                be received          appreciation      depreciation
May 2, 2005                         969                      1,210                $   --            $    7
                            U.S. Dollar            Canadian Dollar
May 2, 2005                      15,265                     11,791                    --                93
                            U.S. Dollar     European Monetary Unit
May 2, 2005                   3,980,959                     37,510                    --               462
                           Japanese Yen                U.S. Dollar
May 2, 2005                      50,315                  5,326,596                   492                --
                            U.S. Dollar               Japanese Yen
May 2, 2005                   3,383,652                    539,270                 3,161                --
                        Norwegian Krone                U.S. Dollar
May 2, 2005                      12,669                      2,019                    12                --
                        Norwegian Krone                U.S. Dollar
May 2, 2005                     162,492                    192,904                    --             1,093
                            U.S. Dollar                Swiss Franc
May 2, 2005                   1,026,132                    145,501                 1,797                --
                          Swedish Krona                U.S. Dollar
May 2, 2005                      36,272                    256,139                    --               401
                            U.S. Dollar              Swedish Krona
May 3, 2005                      76,675                     98,333                    94                --
                            U.S. Dollar          Australian Dollar
May 3, 2005                      11,694                      6,143                    21                --
                            U.S. Dollar              British Pound
May 3, 2005                     150,400                     78,871                    16                --
                            U.S. Dollar              British Pound

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

                            Currency to                Currency to            Unrealized        Unrealized
Exchange date              be delivered                be received          appreciation      depreciation
May 3, 2005                     154,878                     81,139                  $ --              $138
                            U.S. Dollar              British Pound
May 3, 2005                     275,725                    220,148                   989                --
                        Canadian Dollar                U.S. Dollar
May 3, 2005                      19,314                     24,190                    --                87
                            U.S. Dollar            Canadian Dollar
May 3, 2005                      12,145                      9,415                    --                31
                            U.S. Dollar     European Monetary Unit
May 3, 2005                   1,158,165                    148,504                    --                70
                       Hong Kong Dollar                U.S. Dollar
May 3, 2005                      12,285                      1,945                    --                 1
                        Norwegian Krone                U.S. Dollar
May 3, 2005                      93,969                    592,850                    --                37
                            U.S. Dollar            Norwegian Krone
May 3, 2005                      21,696                     18,190                    38                --
                            Swiss Franc                U.S. Dollar
May 3, 2005                     125,280                    149,573                    --               135
                            U.S. Dollar                Swiss Franc
May 3, 2005                     228,077                    272,027                    --               477
                            U.S. Dollar                Swiss Franc
May 3, 2005                      15,469                    109,774                    --                96
                            U.S. Dollar              Swedish Krona
May 4, 2005                     747,928                    391,848                    --               674
                            U.S. Dollar              British Pound
May 4, 2005                     137,533                     72,142                    42                --
                            U.S. Dollar              British Pound
May 4, 2005                      10,405                      5,453                    --                 6
                            U.S. Dollar              British Pound
May 4, 2005                      41,016                     21,448                    --               111
                            U.S. Dollar              British Pound
May 4, 2005                      82,015                     42,897                    --               206
                            U.S. Dollar              British Pound
May 4, 2005                      81,917                     42,898                    --               107
                            U.S. Dollar              British Pound
May 4, 2005                     103,946                    133,695                    --                52
                 European Monetary Unit                U.S. Dollar
May 4, 2005                      65,917                     51,249                    25                --
                            U.S. Dollar     European Monetary Unit
May 4, 2005                      73,861                     11,757                    54                --
                        Norwegian Krone                U.S. Dollar
May 4, 2005                     119,395                    100,457                   561                --
                            Swiss Franc                U.S. Dollar
May 4, 2005                       5,125                     36,543                    --                 8
                            U.S. Dollar              Swedish Krona
May 5, 2005                      46,171                     24,168                    --                80
                            U.S. Dollar              British Pound
May 6, 2005                   4,553,439                     42,971                    --               472
                           Japanese Yen                U.S. Dollar

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

                            Currency to                Currency to            Unrealized        Unrealized
Exchange date              be delivered                be received          appreciation      depreciation
May 6, 2005                   3,789,189                     35,779                $   --           $   372
                           Japanese Yen                U.S. Dollar
May 6, 2005                   5,312,349                     50,237                    --               446
                           Japanese Yen                U.S. Dollar
May 6, 2005                   5,312,346                     50,157                    --               527
                           Japanese Yen                U.S. Dollar
May 6, 2005                  20,412,136                    192,404                    --             2,342
                           Japanese Yen                U.S. Dollar
May 9, 2005                   7,501,850                     70,930                    --               660
                           Japanese Yen                U.S. Dollar
May 9, 2005                   8,192,592                     77,340                    --               842
                           Japanese Yen                U.S. Dollar
May 9, 2005                      31,201                  3,305,117                   340                --
                            U.S. Dollar               Japanese Yen
May 9, 2005                  15,063,872                    143,597                    --                88
                           Japanese Yen                U.S. Dollar
May 9, 2005                  12,553,225                    119,458                    --               279
                           Japanese Yen                U.S. Dollar
                                                                                  ------           -------
Total                                                                             $7,642           $10,400
                                                                                  ------           -------

6. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $200,685 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $257,782. Income from securities lending amounted to $8,860 for the six months ended April 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)      2004        2003        2002       2001(b)
Net asset value, beginning of period                                     $6.85        $5.80       $4.56       $5.25      $5.14
                                                                         -----        -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                                --           --         .01         .01         --
Net gains (losses) (both realized and unrealized)                          .65         1.05        1.23        (.70)       .11
                                                                         -----        -----       -----       -----      -----
Total from investment operations                                           .65         1.05        1.24        (.69)       .11
                                                                         -----        -----       -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.01)          --          --          --         --
Distributions from realized gains                                         (.14)          --          --          --         --
                                                                         -----        -----       -----       -----      -----
Total distributions                                                       (.15)          --          --          --         --
                                                                         -----        -----       -----       -----      -----
Net asset value, end of period                                           $7.35        $6.85       $5.80       $4.56      $5.25
                                                                         -----        -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $184         $151        $109         $72        $15
Ratio of expenses to average daily net assets(c),(d)                     1.75%(e)     1.75%       1.75%       1.72%      1.75%(e)
Ratio of net investment income (loss) to average daily net assets         .05%(e)      .17%        .23%        .29%     (1.12%)(e)
Portfolio turnover rate (excluding short-term securities)                  35%          87%        116%        141%         8%
Total return(f)                                                          9.46%(g)    18.15%      27.26%     (13.14%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.85% for the six months ended April 30, 2005 and 1.85%, 2.05%, 2.35% and 9.34% for the
     periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)      2004        2003        2002       2001(b)
Net asset value, beginning of period                                     $6.69        $5.71       $4.53       $5.25      $5.14
                                                                         -----        -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)       (.02)       (.01)        --
Net gains (losses) (both realized and unrealized)                          .63         1.00        1.20        (.71)       .11
                                                                         -----        -----       -----       -----      -----
Total from investment operations                                           .62          .98        1.18        (.72)       .11
                                                                         -----        -----       -----       -----      -----
Less distributions:
Distributions from realized gains                                         (.14)          --          --          --         --
                                                                         -----        -----       -----       -----      -----
Net asset value, end of period                                           $7.17        $6.69       $5.71       $4.53      $5.25
                                                                         -----        -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $53          $44         $36         $24         $1
Ratio of expenses to average daily net assets(c),(d)                     2.52%(e)     2.51%       2.52%       2.52%      2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.72%)(e)    (.59%)      (.52%)      (.46%)    (1.80%)(e)
Portfolio turnover rate (excluding short-term securities)                  35%          87%        116%        141%         8%
Total return(f)                                                          9.23%(g)    17.16%      26.05%     (13.71%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.62% for the six months ended April 30, 2005 and 2.62%, 2.82%, 3.12% and 10.11% for the
     periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)      2004        2003        2002       2001(b)
Net asset value, beginning of period                                     $6.69        $5.71       $4.52       $5.25      $5.14
                                                                         -----        -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                              (.01)        (.02)       (.02)       (.01)        --
Net gains (losses) (both realized and unrealized)                          .62         1.00        1.21        (.72)       .11
                                                                         -----        -----       -----       -----      -----
Total from investment operations                                           .61          .98        1.19        (.73)       .11
                                                                         -----        -----       -----       -----      -----
Less distributions:
Distributions from realized gains                                         (.14)          --          --          --         --
                                                                         -----        -----       -----       -----      -----
Net asset value, end of period                                           $7.16        $6.69       $5.71       $4.52      $5.25
                                                                         -----        -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3           $3          $2          $1        $--
Ratio of expenses to average daily net assets(c),(d)                     2.52%(e)     2.51%       2.52%       2.52%      2.52%(e)
Ratio of net investment income (loss) to average daily net assets        (.75%)(e)    (.60%)      (.52%)      (.41%)    (1.92%)(e)
Portfolio turnover rate (excluding short-term securities)                  35%          87%        116%        141%         8%
Total return(f)                                                          9.08%(g)    17.16%      26.27%     (13.90%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.61% for the six months ended April 30, 2005 and 2.61%, 2.82%, 3.12% and 10.11% for the
     periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)      2004(b)
Net asset value, beginning of period                                     $6.90        $6.62
                                                                         -----        -----
Income from investment operations:
Net investment income (loss)                                               .01          .02
Net gains (losses) (both realized and unrealized)                          .65          .26
                                                                         -----        -----
Total from investment operations                                           .66          .28
                                                                         -----        -----
Less distributions:
Dividends from net investment income                                      (.02)          --
Distributions from realized gains                                         (.14)          --
                                                                         -----        -----
Total distributions                                                       (.16)          --
                                                                         -----        -----
Net asset value, end of period                                           $7.40        $6.90
                                                                         -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $56          $21
Ratio of expenses to average daily net assets(c)                         1.36%(d)     1.35%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .68%(d)      .55%(d)
Portfolio turnover rate (excluding short-term securities)                  35%          87%
Total return(f)                                                          9.60%(g)     4.23%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.36% for the period ended Oct. 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)      2004        2003        2002       2001(b)
Net asset value, beginning of period                                     $6.88        $5.82       $4.57       $5.25      $5.14
                                                                         -----        -----       -----       -----      -----
Income from investment operations:
Net investment income (loss)                                               .01          .01         .02         .01         --
Net gains (losses) (both realized and unrealized)                          .65         1.05        1.23        (.69)       .11
                                                                         -----        -----       -----       -----      -----
Total from investment operations                                           .66         1.06        1.25        (.68)       .11
                                                                         -----        -----       -----       -----      -----
Less distributions:
Dividends from net investment income                                      (.02)          --          --          --         --
Distributions from realized gains                                         (.14)          --          --          --         --
                                                                         -----        -----       -----       -----      -----
Total distributions                                                       (.16)          --          --          --         --
                                                                         -----        -----       -----       -----      -----
Net asset value, end of period                                           $7.38        $6.88       $5.82       $4.57      $5.25
                                                                         -----        -----       -----       -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--          $--         $--         $--        $--
Ratio of expenses to average daily net assets(c),(d)                     1.58%(e)     1.58%       1.56%       1.52%      1.58%(e)
Ratio of net investment income (loss) to average daily net assets         .37%(e)      .40%        .28%        .41%      (.99%)(e)
Portfolio turnover rate (excluding short-term securities)                  35%          87%        116%        141%         8%
Total return(f)                                                          9.54%(g)    18.29%      27.47%     (12.94%)     2.14%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.68% for the six months ended April 30, 2005 and 1.69%, 1.88%, 2.18% and 9.17% for the
     periods ended Oct. 31, 2004, 2003, 2002 and 2001, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
35   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

                                                       Beginning           Ending           Expenses
                                                     account value      account value      paid during         Annualized
                                                     Nov. 1, 2004      April 30, 2005     the period(a)       expense ratio
Class A
     Actual(b)                                          $1,000            $1,094.60           $9.14               1.75%
     Hypothetical (5% return before expenses)           $1,000            $1,016.21           $8.80               1.75%
Class B
     Actual(b)                                          $1,000            $1,092.30          $13.15               2.52%
     Hypothetical (5% return before expenses)           $1,000            $1,012.37          $12.64               2.52%
Class C
     Actual(b)                                          $1,000            $1,090.80          $13.14               2.52%
     Hypothetical (5% return before expenses)           $1,000            $1,012.37          $12.64               2.52%
Class I
     Actual(b)                                          $1,000            $1,096.00           $7.11               1.36%
     Hypothetical (5% return before expenses)           $1,000            $1,018.15           $6.84               1.36%
Class Y
     Actual(b)                                          $1,000            $1,095.40           $8.25               1.58%
     Hypothetical (5% return before expenses)           $1,000            $1,017.05           $7.95               1.58%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +9.46% for Class A, +9.23% for Class B, +9.08% for Class C, +9.60% for Class I and +9.54% for Class Y.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   --   AXP PARTNERS INTERNATIONAL AGGRESSIVE GROWTH FUND    --
            2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
                Core
                   Fund

Semiannual Report for the Period Ended April 30, 2005

AXP Partners International Core Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                11

Financial Statements                                     17

Notes to Financial Statements                            20

Fund Expenses Example                                    31

Approval of Investment Management Services Agreement     33

Proxy Voting                                             34

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreements will remain in place.

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot AT APRIL 30, 2005

PORTFOLIO MANAGERS

The Boston Company Asset Management, LLC

Portfolio managers                          Since     Years in industry
D. Kirk Henry, CFA 10/02 23
Clifford A. Smith, CFA                      10/02            12

Marsico Capital Management, LLC

Portfolio manager                           Since     Years in industry
James G. Gendelman                          10/04            17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 10/3/02        B: 10/3/02   C: 10/3/02   I: 3/4/04     Y: 10/3/02

Ticker symbols by class
A: AAICX          B: APCBX     C: --        I: --         Y: --

Total net assets                                         $154.6 million

Number of holdings                                                  173

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X             LARGE
                       MEDIUM   SIZE
                       SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 21.9%
United Kingdom 17.6%
France 11.8%
Switzerland 10.2%
Germany 5.4%
Mexico 3.0%
Netherlands 2.9%
Italy 2.8%
Hong Kong 2.4%
Singapore 2.1%
Canada 2.0%
Sweden 2.0%
Ireland 1.7%
Spain 1.6%
Brazil 1.4%
South Africa 1.4%
Austria 1.1%
India 1.1%
South Korea 1.1%
Australia 1.0%
Finland 1.0%
Other* 4.5%

* Includes Belgium, Bahamas, China, Denmark, New Zealand, Portugal, Taiwan, United States and cash & short-term securities.

TOP TEN HOLDINGS

Percentage of portfolio assets

UBS (Switzerland)                                                   2.7%
Sanofi-Aventis (France)                                             2.5
Roche Holding (Switzerland)                                         2.3
Total (France)                                                      2.0
VINCI (France)                                                      2.0
Enterprise Inns (United Kingdom)                                    1.9
Yamanouchi Pharmaceutical (Japan)                                   1.6
Diageo (United Kingdom)                                             1.6
InterContinental Hotels Group (United Kingdom)                      1.5
Reckitt Benckiser (United Kingdom)                                  1.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(bar chart)

                             PERFORMANCE COMPARISON
                     For the six-month period ended April 30, 2005

                   +5.41%            +8.95%              +8.01%

+5.41% = AXP Partners International Core Fund Class A (excluding sales charge) +8.95% = MSCI EAFE Index(1) (unmanaged)
+8.01% = Lipper International Funds Index(2)

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index includes the 30 largest international funds (growth and value) tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                               Class A                 Class B                 Class C           Class I   Class Y
(Inception dates)             (10/3/02)               (10/3/02)               (10/3/02)         (3/4/04)  (10/3/02)
                                                               After                    After
                         NAV(1)      POP(2)       NAV(1)     CDSC(3)      NAV(1)      CDSC(4)     NAV(5)     NAV(6)
at April 30, 2005
6 months*                +5.41%      -0.66%       +5.02%      +1.20%      +4.85%       +3.90%     +5.62%     +5.47%
1 year                   +9.78%      +3.46%       +8.94%      +4.99%      +8.76%       +8.76%    +10.14%    +10.00%
Since inception         +18.19%     +15.50%      +17.25%     +16.34%     +17.22%      +17.22%     +6.81%    +18.40%

at March 31, 2005
6 months*               +11.41%      +5.01%      +11.07%      +7.07%     +11.05%      +10.05%    +11.78%    +11.63%
1 year                  +10.28%      +3.93%       +9.45%      +5.48%      +9.44%       +9.44%    +10.81%    +10.50%
Since inception         +20.19%     +17.36%      +19.21%     +18.28%     +19.26%      +19.26%    +10.18%    +20.41%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

AXP Partners International Core Fund rose 5.41% for the six months ended April 30, 2005 (Class A shares, excluding sales charge), underperforming its benchmark, the MSCI EAFE Index, which advanced 8.95%. The Fund also lagged its peer group, as represented by the Lipper International Funds Index, which rose 8.01% for the period. AXP Partners International Core Fund is managed by two independent money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of foreign companies. As of April 30, 2005, The Boston Company Asset Management, LLC (The Boston Company) and Marsico Capital Management, LLC (Marsico) managed 53% and 47% of the Fund's assets, respectively.

Q: What factors affected performance the most for your portion of AXP Partners International Core Fund for the six-month period ended April 30, 2005?

    The Boston Company: International equity markets advanced during the period, supported in part by the relative weakness of the U.S. dollar and persistently high oil prices. The euro hit an all-time high against the U.S. dollar, and oil prices reached a record high of more than $57 per barrel before settling around $50 per barrel in late April. European equity markets turned in generally respectable returns, confounding skeptics who believed weak local demand, record high commodity prices, dangerously high unemployment and currency strength would materially erode business performance.

    Despite robust export activity, Japan lagged other Asian equity markets during the six months.

    Our portion of the Fund slightly trailed the MSCI EAFE Index for the semiannual period. Country allocation and sector positioning each produced a modestly negative effect on relative returns. Specifically, significant exposure to Japan hurt the Fund's relative results. Limited exposure to Australia, which advanced on the back of robust raw material prices and strong bank performance, also detracted. A modest allocation to healthcare detracted as well, as this sector rebounded during the period. Several pharmaceutical giants emerged from scandals, and investors migrated late in the period to some of the more defensive health care stocks.

    Individual stock selection produced mixed results. A wide range of companies expanded their profit margins through diligent cost control and organic revenue generation. Strong performers for the Fund during the period included Bank of Ireland, which rebounded in November 2004 after reporting earnings in line with guidance, and Shell Transport and Trading, which reported solid earnings on crude oil price strength and chemical demand.

--------------------------------------------------------------------------------
6   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Despite robust export activity, Japan lagged other Asian equity markets during the six months. (end callout quote)

       -- The Boston Company

    Two companies in the U.K. were positive contributors. Mining company Rio Tinto reported a 70% increase in Asian iron ore prices for 2005, significantly above the 20% consensus forecast. Bunzl, a U.K. supplier of outsourced food packaging, disposable supplies and cleaning and safety products for supermarkets, redistributors, caterers, food processors and hotels, saw strong acceleration in underlying European outsourcing margins.

    Finally, grocery and hypermarket retailer Carrefour rebounded following a period of aggressive price cutting in France. Yamaha Motor recovered from U.S. dollar-related selling after announcing a strategic plan that targets revenue growth ahead of consensus forecasts.

    Most of the Fund's weak stock performers during the semiannual period were Japanese companies. Rinnai, a producer of water heaters and stoves, saw its stock fall precipitously with the U.S. dollar and sluggish demand in South Korea, a major export market. Funai Electric's share price declined when investors hastily sold off this Wal-Mart supplier after the retail giant hinted at weak holiday sales volume. Funai actually reported robust DVD and inkjet printer sales, despite chronic U.S. dollar weakness. Fuji Heavy, known for the Subaru Legacy, had substantial exposure to a weak U.S. dollar, and Mabuchi Motor lowered guidance due to pricing pressure in conventional motors.

    In other markets, Benetton detracted from the Fund's relative returns, as continued consumer weakness in Italy led to lower sales at this leading apparel retailer. Singapore-based DBS Group Holdings also disappointed. The company reported a decline in its net interest margin due to higher funding costs and an increase in longer-term deposits.

    Marsico: Our portion of the Fund benefited most from a significant position in the strongly performing pharmaceuticals and biotechnology industry and from stock selection in the

--------------------------------------------------------------------------------
7   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    retailing and household and personal products industries. Japanese retailer Yamada Denki and Brazilian personal products company Natura Cosmeticos were among the greatest contributors to positive performance.

    Unfortunately, these positives were not enough to offset the effect of several detracting factors. Stock selection and a sizable position in the poorly performing consumer discretionary sector hurt the Fund's relative returns during the semiannual period. In particular, positions in French electronics firm Thomson and Bahamas-based casino and hotel developer Kerzner International were among the greatest individual stock detractors from relative results.

    The Fund's emphasis within the information technology sector also detracted from performance results. Specifically, a relatively higher exposure to the weak semiconductors and semiconductor equipment industry (as compared to the MSCI EAFE index) and a modest position in the comparatively better performing information technology hardware and equipment industry hurt our portion of the Fund's total returns.

    Another detracting factor was stock selection in the energy sector. Fund positions in companies such as Brazil's Petroleo Brasileiro and the U.K.'s Golar and BP combined to negatively impact performance. Stock selection and positioning in the insurance industry also hurt relative results, with Swiss Life Holding a disappointment. Maintaining a modest exposure to the strongly performing food, beverage and tobacco industry negatively affected Fund results as well.

    Finally, there was a negative currency effect during the period. Some of the Fund's U.S. dollar-denominated stocks, including Tyco International, NTL and Wynn Resorts, were hurt as the U.S. dollar weakened in relation to many major world currencies during the semiannual period.

Q:  What changes did you make to your portion of the Fund?

    The Boston Company: We have always been diligent in capturing profits to reduce price risk, focusing on quality and carefully establishing positions on price weakness. For example, during the period, we trimmed the Fund's position in Shell Transport and Trading on price strength and indications that Shell might once again lower reserves.

    Marsico: On a sector allocation basis, we made some significant shifts over the period. We increased our portion of the Fund's exposure to the financials and consumer staples sectors and decreased exposure to the telecommunications services and consumer discretionary

--------------------------------------------------------------------------------
8   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe that many other countries' economies -- particularly those in developing or emerging markets -- have been growing at a healthy rate, providing critical support to a sound global financial structure. (end callout quote)

       -- Marsico

    sectors. The Fund's allocation to the industrials sector remained largely the same. That said, we must note that our portion of the Fund's sector weightings are a residual result of our entire investment process, not a central decision-making tool. As the investment team identifies macroeconomic themes and companies with the attributes we seek, individual stocks are purchased and sold. Any changes in sector allocation, thus, result from macroeconomic thematic changes as well as from finding new stocks for inclusion in the portfolio.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    The Boston Company: The global economy grew by approximately 5% in 2004, its fastest pace in three decades. Clearly, expansion will slow from this rapid pace, but near-term economic growth should remain intact. Despite Federal Reserve Board chairman Greenspan's recent words of caution, inflation remains historically low, corporate balance sheets are healthy, hiring is expected to pick up and China has successfully avoided a dramatic production decline thus far. There are longer-term concerns that could weigh on the markets, however. Fiscal imbalances threaten further expansion, and there remains the possibility of an economic hard landing. Furthermore, robust U.S. consumption has created a twin deficit that is mainly driven by Asian economies seeking to maintain artificially low exchange rates.

    Regardless of macroeconomic trends or geopolitical events, we will continue to search for high quality companies that have been overlooked by the market. Price is a key consideration, and we closely monitor valuations to secure profits and reduce portfolio risk. We aim to control price risk, invest in quality and separate speculation from structural developments that could materially impact a company's business prospects.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Marsico: At April 30, 2005, the portion of the Fund we subadvise was allocated on an absolute basis to economic sectors where we perceive there may be above-average growth opportunities, including financials, consumer discretionary and health care. Relative to the MSCI EAFE Index, our portion of the Fund had greater exposure to the consumer discretionary and health care sectors and lesser exposure to the energy, industrials, consumer staples, materials, telecommunications services and utilities sectors. Our portion of the Fund had about the same exposure to the financials and information technology sectors as the MSCI EAFE Index.

    Our overall current view of international equity returns remains relatively positive based on several macroeconomic data points. These include recent evidence that long-term interest rates have not risen a great deal and may in fact be declining; inflation has generally been constrained; and productivity gains, which act as an important moderator of some inflation-related forces, have continued. U.S. economic activity, as measured by Gross Domestic Product (GDP) growth, has been healthy overall. In a related vein, we believe that many other countries' economies -- particularly those in developing or emerging markets -- have been growing at a healthy rate, providing critical support to a sound global financial structure. At a more "micro" level, we believe that many companies, by virtue of their improving profitability, greater free cash flow generation, strong balance sheets and reasonable equity valuations in the context of projected earnings growth rates, may offer compelling investment opportunities.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Core Fund

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)(c)
Issuer                                         Shares                 Value(a)

Australia (1.0%)

Banks and savings & loans (0.6%)
Natl Australia Bank                            40,300                $921,088

Paper & packaging (0.4%)
Amcor                                         115,339                 584,981

Austria (1.1%)

Banks and savings & loans
Erste Bank der
  Oesterreichischen Sparkassen                 30,303               1,470,034
Raiffeisen Intl Bank Holding                    3,152(b)              162,227
Total                                                               1,632,261

Bahamas (0.6%)

Lodging & gaming
Kerzner Intl                                   15,980(b)              880,338

Belgium (0.6%)

Insurance
Fortis                                         32,600                 903,895

Brazil (1.4%)

Energy (0.7%)
Petroleo Brasileiro ADR                        27,776               1,164,648

Household products (0.4%)
Natura Cosmeticos                              19,000                 571,286

Utilities -- telephone (0.3%)
Telecomunicacoes Brasileiras ADR               15,500                 434,620

Canada (2.0%)

Energy (0.5%)
Talisman Energy                                23,951                 722,852

Industrial transportation (0.9%)
Canadian Natl Railway                          25,899               1,481,681

Retail -- drugstores (0.6%)
Shoppers Drug Mart                             28,594                 890,707

Common stocks (continued)
Issuer                                         Shares                 Value(a)

China (0.5%)

Energy
CNOOC ADR                                      13,952                $750,897

Denmark (0.2%)

Banks and savings & loans
Danske Bank                                     9,000                 263,671

Finland (1.0%)

Paper & packaging (0.7%)
M-real Cl B                                   102,600                 557,442
UPM - Kymmene                                  23,094                 459,758
Total                                                               1,017,200

Telecom equipment & services (0.3%)
Nokia                                          11,900                 189,714
Nokia ADR                                      20,850                 333,183
Total                                                                 522,897

France (11.8%)

Automotive & related (1.0%)
Renault                                         8,334                 698,460
Valeo                                          18,590                 813,183
Total                                                               1,511,643

Banks and savings & loans (1.0%)
BNP Paribas                                    12,840                 847,237
Credit Agricole                                29,550                 766,026
Total                                                               1,613,263

Electronics (1.1%)
Thomson                                        66,419               1,639,579

Energy (2.0%)
Total                                          14,068               3,128,052

Engineering & construction (2.0%)
VINCI                                          20,370               3,061,172

Machinery (0.3%)
Schneider Electric                              6,380                 459,804

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

France (cont.)

Media (0.7%)
JC Decaux                                      43,246(b)           $1,142,952

Multi-industry (2.6%)
Sanofi-Aventis                                 44,138               3,908,240

Retail -- grocery (0.6%)
Carrefour                                      19,310                 937,757

Utilities -- telephone (0.5%)
France Telecom                                 27,050                 795,172

Germany (4.4%)

Airlines (0.3%)
Deutsche Lufthansa                             34,410(b)              445,557

Automotive & related (0.5%)
Volkswagen                                     18,740                 780,711

Banks and savings & loans (1.5%)
Bayerische Hypo-und Vereinsbank                46,640(b)            1,110,766
Deutsche Bank                                   7,830                 638,173
Deutsche Postbank                              10,596(b)              495,204
Total                                                               2,244,143

Electronics (0.3%)
Infineon Technologies                          50,740(b)              423,700

Industrial transportation (0.5%)
Deutsche Post                                  35,190                 825,498

Insurance (0.3%)
Allianz                                         4,230                 509,946

Machinery (0.2%)
Heidelberger Druckmaschinen                    11,455(b)              321,708

Miscellaneous (0.1%)
Medion                                          7,600                 115,098

Retail -- general (0.3%)
KarstadtQuelle                                 53,625                 517,495

Utilities -- electric (0.4%)
E.ON                                            7,780                 659,845

Hong Kong (2.4%)

Banks and savings & loans (0.4%)
Bank of East Asia                             190,147                 557,780

Financial services (0.5%)
Hang Lung Properties                          515,986                 793,312

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Hong Kong (cont.)

Lodging & gaming (1.1%)
Shangri-La Asia                             1,120,000              $1,705,675

Multi-industry (--%)
Citic Pacific                                  24,100                  72,508

Utilities -- telephone (0.4%)
China Mobile                                  161,000                 564,637

India (1.0%)

Banks and savings & loans (0.5%)
ICICI Bank ADR                                 44,516                 804,849

Energy (0.5%)
Reliance Inds GDR                              33,130(b,d)            818,311

Ireland (1.7%)

Banks and savings & loans
Anglo Irish Bank                              122,714               1,411,993
Bank of Ireland                                79,100               1,199,189
Total                                                               2,611,182

Italy (2.8%)

Aerospace & defense (0.4%)
Finmeccanica                                  612,950                 568,706

Banks and savings & loans (1.5%)
Banca Intesa                                  202,000                 964,490
Banche Popolari Unite Scrl                     15,725                 332,682
UniCredito Italiano                           196,940               1,102,455
Total                                                               2,399,627

Energy (0.6%)
Eni                                            39,400                 990,654

Textiles & apparel (0.3%)
Benetton Group                                 43,028                 394,108

Japan (21.7%)

Automotive & related (1.1%)
Fuji Heavy Inds                               127,800                 585,142
Toyoda Gosei                                   27,900                 508,602
Toyota Motor                                   17,000                 616,913
Total                                                               1,710,657

Banks and savings & loans (3.2%)
77 Bank                                        90,200                 610,884
Credit Saison                                  18,100                 617,012
Mitsubishi Tokyo Financial Group                  192               1,659,644

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Japan (cont.)

Banks and savings & loans (cont.)
ORIX                                            3,900                $529,494
Sumitomo Mitsui Financial Group                   159               1,026,373
Takefuji                                       11,070                 701,295
Total                                                               5,144,702

Building materials & construction (1.0%)
JS Group                                       21,400                 385,570
Rinnai                                         24,000                 615,364
Sekisui House                                  57,200                 603,935
Total                                                               1,604,869

Chemicals (1.1%)
Shin-Etsu Chemical                             19,600                 722,669
Sumitomo Bakelite                              82,500                 513,683
Sumitomo Chemical                              90,700                 462,664
Total                                                               1,699,016

Computer software & services (0.4%)
Trend Micro                                    19,000                 686,637

Electronics (2.5%)
Alps Electric                                  24,700                 386,014
FANUC                                          11,939                 702,689
Keyence                                         3,300                 728,128
Minebea                                       129,000                 512,210
Murata Mfg                                     10,100                 500,689
Rohm                                            8,200                 771,222
TDK                                             5,000                 348,315
Total                                                               3,949,267

Financial services (1.6%)
Promise                                        26,950               1,739,486
Sumitomo Realty & Development                  68,000                 773,775
Total                                                               2,513,261

Health care products (2.1%)
Takeda Pharmaceutical                          16,300                 793,315
Yamanouchi Pharmaceutical                      68,500               2,480,572
Total                                                               3,273,887

Household products (0.5%)
Kao                                            32,000                 740,387

Industrial transportation (0.7%)
Nippon Express                                219,100               1,061,312

Insurance (0.6%)
Millea Holdings                                    65                 885,954

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Japan (cont.)

Leisure time & entertainment (0.3%)
Yamaha Motor                                   28,300                $494,313

Machinery (0.8%)
Funai Electric                                  4,800                 544,139
Mabuchi Motor                                  10,900                 654,102
Total                                                               1,198,241

Media (0.6%)
Dentsu                                            171                 436,638
Nippon Telegraph & Telephone                      128                 536,275
Total                                                                 972,913

Multi-industry (2.1%)
Canon                                          31,100               1,617,772
Fuji Photo Film                                18,100                 597,136
Sohgo Security Services                        21,597                 312,906
Sony                                           18,900                 697,842
Total                                                               3,225,656

Restaurants (0.4%)
Skylark                                        37,200                 617,603

Retail -- drugstores (0.2%)
Matsumotokiyoshi                               12,300                 347,679

Retail -- general (1.3%)
Lawson                                          8,700                 337,388
Yamada Denki                                   33,800               1,615,417
Total                                                               1,952,805

Retail -- grocery (0.5%)
AEON                                           45,100                 698,985

Textiles & apparel (0.3%)
Kuraray                                        43,500                 401,745

Utilities -- telephone (0.4%)
KDDI                                              130                 599,021

Mexico (3.0%)

Beverages & tobacco (0.3%)
Coca-Cola Femsa ADR                            20,100                 458,883

Building materials & construction (0.5%)
CEMEX ADR                                      20,086                 723,096

Cellular telecommunications (1.0%)
America Movil ADR Series L                     29,729               1,476,045

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Mexico (cont.)

Media (0.9%)
Grupo Televisa ADR                             27,342              $1,536,074

Utilities -- telephone (0.3%)
Telefonos de Mexico ADR Cl L                   14,600                 494,940

Netherlands (2.9%)

Banks and savings & loans (0.4%)
ABN AMRO Holding                               24,908                 603,911

Beverages & tobacco (0.5%)
Heineken                                       24,647                 782,656

Energy (0.5%)
Royal Dutch Petroleum                          12,900                 752,745

Industrial services (0.6%)
Koninklijke Philips Electronics                38,710                 960,060

Insurance (0.4%)
Aegon                                          53,045                 664,951

Media (0.5%)
Wolters Kluwer                                 44,795                 796,915

New Zealand (0.1%)

Paper & packaging
Carter Holt Harvey                            133,375                 181,952

Portugal (0.3%)

Utilities -- electric
EDP-Energias de Portugal                      166,970                 452,060

Singapore (2.1%)

Banks and savings & loans (1.0%)
DBS Group Holdings                             94,620                 826,841
United Overseas Bank                           78,900                 689,265
Total                                                               1,516,106

Real estate (1.1%)
CapitaLand                                  1,105,000(b)            1,722,337

South Africa (1.3%)

Banks and savings & loans (0.3%)
Nedcor                                         37,505                 462,956

Energy equipment & services (0.5%)
Sasol                                          31,634                 740,661

Common stocks (continued)
Issuer                                         Shares                 Value(a)

South Africa (cont.)

Metals (0.5%)
Anglo American                                 33,339                $741,521

South Korea (1.1%)

Electronics (0.4%)
Samsung Electronics                             1,580                 722,700

Utilities -- electric (0.4%)
Korea Electric Power ADR                       38,900                 575,720

Utilities -- telephone (0.3%)
KT ADR                                         23,400                 472,446

Spain (1.6%)

Banks and savings & loans (0.3%)
Banco de Sabadell                              20,850                 520,404

Energy (0.6%)
Repsol                                         27,100                 687,176
Repsol ADR                                      8,700                 220,023
Total                                                                 907,199

Utilities -- electric (0.7%)
Endesa                                         45,000                 983,184

Sweden (2.0%)

Banks and savings & loans (1.0%)
ForeningsSparbanken                            61,913               1,455,105

Furniture & appliances (0.3%)
Electrolux Series B                            23,340                 472,848

Paper & packaging (0.4%)
Svenska Cellulosa Cl B                         16,520                 576,147

Telecom equipment & services (0.3%)
Telefonaktiebolaget LM
 Ericsson ADR                                  18,219                 536,549

Switzerland (10.2%)

Banks and savings & loans (2.7%)
UBS                                            51,719               4,135,767

Chemicals (1.8%)
Ciba Specialty Chemicals Holding               15,017                 941,029
Lonza Group                                    31,500               1,895,615
Total                                                               2,836,644

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Switzerland (cont.)

Food (0.7%)
Nestle                                          4,130              $1,086,885

Health care products (3.1%)
Novartis                                       26,000               1,265,549
Roche Holding                                  28,740               3,477,301
Total                                                               4,742,850

Insurance (1.9%)
Swiss Life Holding                             15,133(b)            2,087,108
Swiss Reinsurance                              13,310                 883,884
Total                                                               2,970,992

Taiwan (0.4%)

Electronics
United Microelectronics ADR                   169,719(b)              551,587

United Kingdom (17.5%)

Aerospace & defense (0.4%)
BAE Systems                                   113,800                 557,315

Airlines (0.4%)
BAA                                            54,800                 607,757

Automotive & related (0.5%)
GKN                                           158,750                 701,297

Banks and savings & loans (1.3%)
Barclays                                       66,432                 685,067
Lloyds TSB Group                               40,386                 346,867
Royal Bank of Scotland Group                   32,267                 973,993
Total                                                               2,005,927

Beverages & tobacco (1.6%)
Diageo                                        163,864               2,427,899

Cellular telecommunications (0.6%)
Vodafone Group                                357,594                 934,562

Computer software & services (0.5%)
ARM Holdings                                  430,492                 785,188

Energy (0.7%)
BP                                             54,800                 558,419
Shell Transport & Trading                      66,791                 599,846
Total                                                               1,158,265

Financial services (0.4%)
HSBC Holdings                                  38,730                 619,141

Common stocks (continued)
Issuer                                         Shares                 Value(a)

United Kingdom (cont.)

Health care products (1.0%)
GlaxoSmithKline                                62,079              $1,567,744

Household products (2.1%)
Reckitt Benckiser                              68,389               2,220,865
Unilever                                      105,990               1,008,017
Total                                                               3,228,882

Industrial services (0.3%)
BOC Group                                      24,200                 450,046

Leisure time & entertainment (0.7%)
EMI Group                                     241,656               1,102,448

Lodging & gaming (1.5%)
InterContinental Hotels Group                 189,429               2,258,624

Metals (0.5%)
Rio Tinto                                      25,210                 761,247

Multi-industry (0.3%)
Bunzl                                          51,098                 497,341

Paper & packaging (0.2%)
Rexam                                          39,328                 346,963

Restaurants (1.9%)
Enterprise Inns                               212,444               2,962,262

Retail -- drugstores (0.5%)
Boots Group                                    69,963                 803,871

Retail -- general (0.2%)
Marks & Spencer Group                          51,400                 331,321

Retail -- grocery (0.3%)
J Sainsbury                                    95,023                 513,304

Utilities -- electric (0.6%)
British Energy Group                          163,585(b)              979,596

Utilities -- natural gas (0.4%)
Centrica                                      131,010                 557,195

Utilities -- telephone (0.6%)
BT Group                                      244,410                 934,489

United States (0.6%)

Leisure time & entertainment
Wynn Resorts                                   17,562(b)              929,732

Total common stocks
(Cost: $141,602,302)                                             $150,481,928

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Preferred stock (1.0%)(c)
Issuer                                         Shares                 Value(a)

Germany
Fresenius                                      13,245              $1,542,161

Total preferred stock
(Cost: $1,414,086)                                                 $1,542,161

Short-term security (1.4%)
Issuer                 Effective               Amount               Value(a)
                         yield                 payable
                                             at maturity

Commercial paper
Falcon Asset Securitization
  05-02-05                2.95%            $2,200,000              $2,199,459

Total short-term security
(Cost: $2,199,639)                                                 $2,199,459

Total investments in securities
(Cost: $145,216,027)(e)                                          $154,223,548

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the value of these securities amounted to $818,311 or 0.5% of net assets.

(e) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $145,216,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                               $12,932,000
      Unrealized depreciation                                (3,924,000)
                                                             ----------
      Net unrealized appreciation                           $ 9,008,000
                                                            -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Core Fund

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $145,216,027)                                                                              $154,223,548
Foreign currency holdings (identified cost $2,511,667) (Note 1)                                                   2,510,142
Capital shares receivable                                                                                             3,615
Dividends and accrued interest receivable                                                                           293,986
Receivable for investment securities sold                                                                         1,283,743
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                         4,562
                                                                                                                      -----
Total assets                                                                                                    158,319,596
                                                                                                                -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   196,187
Capital shares payable                                                                                               44,277
Payable for investment securities purchased                                                                       3,377,377
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                         3,142
Accrued investment management services fee                                                                            4,076
Accrued distribution fee                                                                                              1,385
Accrued transfer agency fee                                                                                             641
Accrued administrative services fee                                                                                     336
Other accrued expenses                                                                                               67,840
                                                                                                                     ------
Total liabilities                                                                                                 3,695,261
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $154,624,335
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    231,389
Additional paid-in capital                                                                                      139,099,315
Excess of distributions over net investment income                                                                 (912,669)
Accumulated net realized gain (loss)                                                                              7,200,275
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                    9,006,025
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $154,624,335
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $ 99,758,886
                                                            Class B                                            $ 24,563,592
                                                            Class C                                            $  1,453,741
                                                            Class I                                            $ 28,762,348
                                                            Class Y                                            $     85,768
Net asset value per share of outstanding capital stock:     Class A shares               14,911,576            $       6.69
                                                            Class B shares                3,710,638            $       6.62
                                                            Class C shares                  219,497            $       6.62
                                                            Class I shares                4,284,389            $       6.71
                                                            Class Y shares                   12,808            $       6.70
                                                                                             ------            ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Core Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:

Dividends                                                                                                        $1,881,619
Interest                                                                                                             96,970
   Less foreign taxes withheld                                                                                     (246,466)
                                                                                                                   --------
Total income                                                                                                      1,732,123
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  726,966
Distribution fee
   Class A                                                                                                          131,112
   Class B                                                                                                          121,792
   Class C                                                                                                            7,869
Transfer agency fee                                                                                                 113,979
Incremental transfer agency fee
   Class A                                                                                                            9,065
   Class B                                                                                                            5,451
   Class C                                                                                                              402
Service fee -- Class Y                                                                                                   44
Administrative services fees and expenses                                                                            62,257
Compensation of board members                                                                                         5,148
Custodian fees                                                                                                       62,450
Printing and postage                                                                                                 45,970
Registration fees                                                                                                    24,130
Audit fees                                                                                                            9,500
Other                                                                                                                 4,696
                                                                                                                      -----
Total expenses                                                                                                    1,330,831
   Earnings credits on cash balances (Note 2)                                                                          (709)
                                                                                                                       ----
Total net expenses                                                                                                1,330,122
                                                                                                                  ---------
Investment income (loss) -- net                                                                                     402,001
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 7,449,401
   Foreign currency transactions                                                                                    151,567
                                                                                                                    -------
Net realized gain (loss) on investments                                                                           7,600,968
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                              (312,191)
                                                                                                                   --------
Net gain (loss) on investments and foreign currencies                                                             7,288,777
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $7,690,778
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Core Fund
                                                                                      April 30, 2005             Oct. 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    402,001              $    430,055
Net realized gain (loss) on investments                                                 7,600,968                14,402,228
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (312,191)                 (851,808)
                                                                                         --------                  --------
Net increase (decrease) in net assets resulting from operations                         7,690,778                13,980,475
                                                                                        ---------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                          (1,254,651)                 (959,673)
      Class B                                                                            (122,222)                 (153,692)
      Class C                                                                              (8,024)                  (10,500)
      Class I                                                                            (414,331)                       --
      Class Y                                                                              (1,215)                     (328)
   Net realized gain
      Class A                                                                          (9,179,533)               (1,798,573)
      Class B                                                                          (2,090,537)                 (399,619)
      Class C                                                                            (142,248)                  (28,110)
      Class I                                                                          (2,339,205)                       --
      Class Y                                                                              (7,591)                     (576)
                                                                                           ------                      ----
Total distributions                                                                   (15,559,557)               (3,351,071)
                                                                                      -----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             14,625,318                33,453,461
   Class B shares                                                                       4,797,022                11,041,005
   Class C shares                                                                         222,532                   654,616
   Class I shares                                                                      11,718,177                21,436,343
   Class Y shares                                                                              --                    57,000
Reinvestment of distributions at net asset value
   Class A shares                                                                       7,416,874                 1,694,626
   Class B shares                                                                       2,188,079                   545,618
   Class C shares                                                                         144,989                    37,180
   Class I shares                                                                       2,752,451                        --
   Class Y shares                                                                           7,306                       367
Payments for redemptions
   Class A shares                                                                     (14,819,734)               (8,891,860)
   Class B shares (Note 2)                                                             (3,273,431)               (4,479,194)
   Class C shares (Note 2)                                                               (381,314)                 (221,610)
   Class I shares                                                                      (5,710,435)                 (649,891)
                                                                                       ----------                  --------
Increase (decrease) in net assets from capital share transactions                      19,687,834                54,677,661
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                11,819,055                65,307,065
Net assets at beginning of period                                                     142,805,280                77,498,215
                                                                                      -----------                ----------
Net assets at end of period                                                          $154,624,335              $142,805,280
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $   (912,669)             $    485,773
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Core Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 18.60% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event

--------------------------------------------------------------------------------
20   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT
has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily European monetary units and British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.97% to 0.845% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $38,271 for the six months ended April 30, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with The Boston Company Asset Management, LLC and Marsico Capital Management, LLC. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $170,907 for Class A, $15,428 for Class B and $259 for Class C for the six months ended April 30, 2005.

AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.75% for Class A, 2.52% for Class B, 2.52% for Class C, 1.35% for Class I and 1.58% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2005, the Fund's custodian and transfer agency fees were reduced by $709 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $109,612,811 and $101,487,582, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended April 30, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,073,260      692,427        31,973    1,646,899           --
Issued for reinvested distributions         1,085,926      322,725        21,385      402,405        1,070
Redeemed                                   (2,126,881)    (473,077)      (55,001)    (822,498)          --
                                           ----------     --------       -------     --------        -----
Net increase (decrease)                     1,032,305      542,075        (1,643)   1,226,806        1,070
                                            ---------      -------        ------    ---------        -----

                                                                 Year ended Oct. 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                        4,957,227    1,647,424        97,645    3,151,237        8,311
Issued for reinvested distributions           262,733       85,120         5,791           --           57
Redeemed                                   (1,318,902)    (673,505)      (33,401)     (93,654)          --
                                           ----------     --------       -------      -------        -----
Net increase (decrease)                     3,901,058    1,059,039        70,035    3,057,583        8,368
                                            ---------    ---------        ------    ---------        -----

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date         Currency to              Currency to    Unrealized           Unrealized
                     be delivered              be received  appreciation         depreciation
 May 2, 2005               58,406                6,180,741        $  548               $   --
                      U.S. Dollar             Japanese Yen
 May 2, 2005               44,987                   34,768            --                  250
                      U.S. Dollar   European Monetary Unit
 May 2, 2005               31,865                  225,074            --                  345
                      U.S. Dollar            Swedish Krona
 May 2, 2005               25,888                   30,819            --                  103
                      U.S. Dollar              Swiss Franc
 May 3, 2005              746,060                  391,491           553                   --
                      U.S. Dollar            British Pound
 May 3, 2005              661,820                  528,551         2,504                   --
                  Canadian Dollar              U.S. Dollar
 May 3, 2005              238,748                  125,282           177                   --
                      U.S. Dollar            British Pound
 May 3, 2005               86,567                   45,426            64                   --
                      U.S. Dollar            British Pound
 May 4, 2005              454,454                  238,121            --                  357
                      U.S. Dollar            British Pound
 May 4, 2005              169,357                   88,738            --                  133
                      U.S. Dollar            British Pound
 May 4, 2005              214,997                  255,485            --                1,238
                      U.S. Dollar              Swiss Franc
 May 4, 2005               28,835                   22,337            --                   94
                      U.S. Dollar   European Monetary Unit
 May 5, 2005              270,410                  141,465            --                  622
                      U.S. Dollar            British Pound
 May 6, 2005               60,611                6,417,673           618                   --
                      U.S. Dollar             Japanese Yen
 May 6, 2005                9,659                1,022,682            98                   --
                      U.S. Dollar             Japanese Yen
                                                                  ------               ------
Total                                                             $4,562               $3,142
                                                                  ------               ------

--------------------------------------------------------------------------------
25   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2005(h)    2004        2003        2002(b)
Net asset value, beginning of period                                          $7.03      $6.34       $5.20       $5.03
                                                                              -----      -----       -----       -----
Income from investment operations:
Net investment income (loss)                                                    .02        .05         .02          --
Net gains (losses) (both realized and unrealized)                               .38        .90        1.13         .17
                                                                              -----      -----       -----       -----
Total from investment operations                                                .40        .95        1.15         .17
                                                                              -----      -----       -----       -----
Less distributions:
Dividends from net investment income                                           (.09)      (.09)       (.01)         --
Distributions from realized gains                                              (.65)      (.17)         --          --
                                                                              -----      -----       -----       -----
Total distributions                                                            (.74)      (.26)       (.01)         --
                                                                              -----      -----       -----       -----
Net asset value, end of period                                                $6.69      $7.03       $6.34       $5.20
                                                                              -----      -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                        $100        $98         $63         $22
Ratio of expenses to average daily net assets(c)                              1.63%(d)   1.73%       1.74%(e)    1.67%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .55%(d)    .51%        .73%      (1.01%)(d)
Portfolio turnover rate (excluding short-term securities)                       67%       111%         58%          2%
Total return(f)                                                               5.41%(g)  15.39%      22.26%       3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 2.21% and 5.51% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2005(h)    2004        2003        2002(b)
Net asset value, beginning of period                                          $6.94      $6.29       $5.20       $5.03
                                                                              -----      -----       -----       -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        --          --          --
Net gains (losses) (both realized and unrealized)                               .38        .89        1.10         .17
                                                                              -----      -----       -----       -----
Total from investment operations                                                .37        .89        1.10         .17
                                                                              -----      -----       -----       -----
Less distributions:
Dividends from net investment income                                           (.04)      (.07)       (.01)         --
Distributions from realized gains                                              (.65)      (.17)         --          --
                                                                              -----      -----       -----       -----
Total distributions                                                            (.69)      (.24)       (.01)         --
                                                                              -----      -----       -----       -----
Net asset value, end of period                                                $6.62      $6.94       $6.29       $5.20
                                                                              -----      -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $25        $22         $13          $1
Ratio of expenses to average daily net assets(c)                              2.41%(d)   2.51%       2.52%(e)    2.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.21%)(d)  (.22%)       .04%      (1.46%)(d)
Portfolio turnover rate (excluding short-term securities)                       67%       111%         58%          2%
Total return(f)                                                               5.02%(g)  14.41%      21.23%       3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2005(h)    2004        2003        2002(b)
Net asset value, beginning of period                                          $6.95      $6.29       $5.20       $5.03
                                                                              -----      -----       -----       -----
Income from investment operations:
Net investment income (loss)                                                   (.01)        --          --          --
Net gains (losses) (both realized and unrealized)                               .37        .89        1.10         .17
                                                                              -----      -----       -----       -----
Total from investment operations                                                .36        .89        1.10         .17
                                                                              -----      -----       -----       -----
Less distributions:
Dividends from net investment income                                           (.04)      (.06)       (.01)         --
Distributions from realized gains                                              (.65)      (.17)         --          --
                                                                              -----      -----       -----       -----
Total distributions                                                            (.69)      (.23)       (.01)         --
                                                                              -----      -----       -----       -----
Net asset value, end of period                                                $6.62      $6.95       $6.29       $5.20
                                                                              -----      -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                          $1         $2          $1         $--
Ratio of expenses to average daily net assets(c)                              2.41%(d)   2.51%       2.52%(e)    2.51%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.25%)(d)  (.24%)      (.01%)     (1.60%)(d)
Portfolio turnover rate (excluding short-term securities)                       67%       111%         58%          2%
Total return(f)                                                               4.85%(g)  14.54%      21.23%       3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.98% and 6.28% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2005(g)    2004(b)
Net asset value, beginning of period                                          $7.06      $6.91
                                                                              -----      -----
Income from investment operations:
Net investment income (loss)                                                    .04         --
Net gains (losses) (both realized and unrealized)                               .37        .15
                                                                              -----      -----
Total from investment operations                                                .41        .15
                                                                              -----      -----
Less distributions:
Dividends from net investment income                                           (.11)        --
Distributions from realized gains                                              (.65)        --
                                                                              -----      -----
Total distributions                                                            (.76)        --
                                                                              -----      -----
Net asset value, end of period                                                $6.71      $7.06
                                                                              -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $29        $22
Ratio of expenses to average daily net assets(c)                              1.19%(d)   1.29%(d)
Ratio of net investment income (loss) to average daily net assets             1.05%(d)    .78%(d)
Portfolio turnover rate (excluding short-term securities)                       67%       111%
Total return(e)                                                               5.62%(f)   2.17%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                                   2005(h)    2004        2003        2002(b)
Net asset value, beginning of period                                          $7.05      $6.35       $5.20       $5.03
                                                                              -----      -----       -----       -----
Income from investment operations:
Net investment income (loss)                                                    .03        .06         .03          --
Net gains (losses) (both realized and unrealized)                               .37        .91        1.13         .17
                                                                              -----      -----       -----       -----
Total from investment operations                                                .40        .97        1.16         .17
                                                                              -----      -----       -----       -----
Less distributions:
Dividends from net investment income                                           (.10)      (.10)       (.01)         --
Distributions from realized gains                                              (.65)      (.17)         --          --
                                                                              -----      -----       -----       -----
Total distributions                                                            (.75)      (.27)       (.01)         --
                                                                              -----      -----       -----       -----
Net asset value, end of period                                                $6.70      $7.05       $6.35       $5.20
                                                                              -----      -----       -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                         $--        $--         $--         $--
Ratio of expenses to average daily net assets(c)                              1.46%(d)   1.57%       1.57%(e)    1.52%(d),(e)
Ratio of net investment income (loss) to average daily net assets              .72%(d)    .37%        .86%       (.80%)(d)
Portfolio turnover rate (excluding short-term securities)                       67%       111%         58%          2%
Total return(f)                                                               5.47%(g)  15.63%      22.48%       3.38%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 2.04% and 5.34% for the periods ended Oct. 31, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

                                                          Beginning          Ending          Expenses         Annualized
                                                        account value     account value    paid during          expense
                                                        Nov. 1, 2004     April 30, 2005    the period(a)         ratio
Class A
     Actual(b)                                             $1,000           $1,054.10          $8.35             1.63%
     Hypothetical (5% return before expenses)              $1,000           $1,016.80          $8.20             1.63%
Class B
     Actual(b)                                             $1,000           $1,050.20         $12.32             2.41%
     Hypothetical (5% return before expenses)              $1,000           $1,012.91         $12.09             2.41%
Class C
     Actual(b)                                             $1,000           $1,048.50         $12.31             2.41%
     Hypothetical (5% return before expenses)              $1,000           $1,012.91         $12.09             2.41%
Class I
     Actual(b)                                             $1,000           $1,056.20          $6.10             1.19%
     Hypothetical (5% return before expenses)              $1,000           $1,019.00          $5.99             1.19%
Class Y
     Actual(b)                                             $1,000           $1,054.70          $7.48             1.46%
     Hypothetical (5% return before expenses)              $1,000           $1,017.65          $7.34             1.46%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +5.41% for Class A, +5.02% for Class B, +4.85% for Class C, +5.62% for Class I and +5.47% for Class Y.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 approximated the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are relatively high for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay during the Interim Period.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS INTERNATIONAL CORE FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
                  Select Value
                         Fund

Semiannual Report for the Period Ended April 30, 2005

AXP Partners International Select Value Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                 9

Financial Statements                                     14


Notes to Financial Statements                            17

Fund Expenses Example                                    28

Approval of Investment Management Services Agreement     30

Proxy Voting                                             31


CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreement will remain in place.

[Dalbar logo]

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT APRIL 30, 2005

PORTFOLIO MANAGERS

Alliance Capital Management L.P.

Portfolio managers                        Since       Years in industry
Kevin F. Simms                            1/04               15
Henry S. D'Auria                          1/04               16

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates by class
A: 9/28/01    B: 9/28/01   C: 9/28/01   I: 3/4/04    Y: 9/28/01

Ticker symbols by class
A: APIAX      B: AXIBX     C: APICX     I: APRIX     Y: --

Total net assets                                         $1.150 billion

Number of holdings                                                  110

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                    LARGE
  X                    MEDIUM   SIZE
  X                    SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 27.4%
France 14.0%
United Kingdom 12.8%
Germany 11.4%
Italy 5.4%
Canada 5.1%
Netherlands 4.5%
Spain 4.5%
Switzerland 2.8%
Belgium 2.4%
Singapore 2.3%
Sweden 1.7%
Australia 1.3%
Austria 1.1%
Norway 1.0%
Other* 2.3%

* Includes Denmark, Hong Kong and cash & short-term securities.

TOP TEN HOLDINGS

Percentage of portfolio assets

Eni (Italy)                                                        2.8%
Sanofi-Aventis (France)                                            2.4
Canon (Japan)                                                      2.2
ING Groep (Netherlands)                                            2.2
Toyota Motor (Japan)                                               2.1
Arcelor (France)                                                   2.1
Assurances Generales de France (AFG) (France)                      2.0
Honda Motor (Japan)                                                2.0
BP (United Kingdom)                                                2.0
Renault (France)                                                   2.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of small- and medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                  For the six-month period ended April 30, 2005

                        +7.62%   +7.86%  +8.95%   +8.64%

+7.62% = AXP Partners International Select Value Fund Class A (excluding sales charge)
+7.86% = MSCI EAFE GDP Weighted, Half-Hedged Index(1) (unmanaged)
+8.95% = MSCI EAFE Index(2) (unmanaged)
+8.64% = Lipper International Multi-Cap Value Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Morgan Stanley Capital International (MSCI) EAFE GDP Weighted, Half-Hedged Index, an unmanaged index is compiled from a composite of securities of major stock markets in Europe, Australia and the Far East with countries weighted according to gross domestic product and currency positions half-hedged.

(2) The Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3) The Lipper International Multi-Cap Value Funds Index includes the 10 largest international multi-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                                   Class A                   Class B                   Class C              Class I     Class Y
(Inception dates)                 (9/28/01)                 (9/28/01)                 (9/28/01)            (3/4/04)    (9/28/01)
                                                                   After                     After
                              NAV(1)     POP(2)         NAV(1)    CDSC(3)         NAV(1)    CDSC(4)          NAV(5)      NAV(6)
at April 30, 2005
6 months*                     +7.62%     +1.43%         +7.12%     +3.12%         +7.26%     +6.26%          +7.71%      +7.58%
1 year                       +16.25%     +9.56%        +15.25%    +11.25%        +15.25%    +15.25%         +16.61%     +16.32%
3 years                      +12.79%    +10.59%        +11.91%    +11.10%        +11.91%    +11.91%            N/A      +12.91%
Since inception              +14.16%    +12.29%        +13.30%    +12.90%        +13.30%    +13.30%         +13.94%     +14.32%

at March 31, 2005
6 months*                    +13.73%     +7.19%        +13.21%     +9.21%        +13.23%    +12.23%         +13.93%     +13.66%
1 year                       +18.77%    +11.94%        +17.83%    +13.83%        +17.86%    +17.86%         +19.27%     +18.99%
3 years                      +15.04%    +12.79%        +14.18%    +13.41%        +14.14%    +14.14%            N/A      +15.22%
Since inception              +15.77%    +13.83%        +14.91%    +14.51%        +14.88%    +14.88%         +19.21%     +15.93%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

AXP Partners International Select Value Fund rose 7.62% for the six months ended April 30, 2005 (Class A shares, excluding sales charges). This underperformed the Fund's benchmark, the MSCI EAFE GDP Weighted, Half-Hedged Index, which advanced 7.86% for the period, and the broader MSCI EAFE Index, which rose 8.95%. The Fund also underperformed its peer group, as represented by the Lipper International Multi-Cap Value Funds Index, which was up 8.64% for the period.

Alliance Capital Management L.P. (AllianceBernstein), a New York-based investment firm, manages the portfolio of AXP Partners International Select Value Fund. Below, AllianceBernstein discusses the Fund's positioning and results during the first half of the fiscal year 2005.

Q: What factors significantly affected the Fund's performance for the six months ended April 30, 2005?

    AllianceBernstein: The strong rally that international stocks enjoyed in the fourth quarter of 2004 was cut short in 2005, as strong gains propelled by falling oil prices and an unambiguous victory in the U.S. presidential election gave way to fears about rising inflation and higher interest rates.

    Stock selection across a wide array of sectors contributed positively to returns. One example is France's Sanofi-Aventis, the third largest pharmaceutical company in the world, which gained after announcing a strong rise in earnings in 2004. The company is forecasting a similar increase in 2005. Continental, a German-based tire and braking-systems company, was a top performer, rising strongly on continued good earnings growth and outlook. Lastly, Sumitomo Metal in Japan helped performance by benefiting from strong demand and high prices in the steel industry.

    Holdings that detracted from performance included Alcan, a Canadian aluminum company, which declined sharply after reporting a loss in the fourth quarter of 2004 relating to a write-down of assets from its purchase of Pechiney. The company also faced higher energy costs and experienced the effect of a weaker U.S. dollar. Also detracting from performance was Japanese automobile manufacturer Nissan. Investors are concerned that the falling U.S. dollar, marketing incentives from American competitors and the rising price of steel will erode the profit margins for Japanese auto companies. We think these fears are overdone for several reasons. One, Nissan produces a large portion of its automobiles in the U.S., mitigating much of the effect of the weaker dollar, and all automakers are faced with rising steel costs. In addition, Nissan's profit margins are much better than its U.S. counterparts.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We continue to build diversified portfolios, focusing primarily on finding stock-specific opportunities within sectors rather than taking aggressive sector positions. (end callout quote)

    In terms of overall sector positions, an underweight in the technology and telecommunication sectors contributed to returns, while an overweight in the capital equipment sector detracted from returns.

Q:  What changes did you make to the portfolio and why?

    AllianceBernstein: The international equity market has seen a sharp decline in volatility over the past few years, and the spread between the best-performing and worst-performing stocks has narrowed to an unprecedented level. At the same time, our expected return model suggests that there are not many provocative return opportunities that justify taking on increased risk. Thus, we continue to build diversified portfolios, focusing primarily on finding stock-specific opportunities within sectors rather than taking aggressive sector positions.

    We have been able to use the large scope of our fundamental research to uncover the pockets of opportunity that still exist. One example includes commodity producers. Many investors fear that commodity prices are past their peak, a sharp cyclical downturn is likely and current strong earnings growth cannot last. We agree that commodity prices are likely to moderate but believe they will stay strong longer than is generally assumed.

    We believe another opportunity exists within the financials sector, where investors fear that higher interest rates will increase bad debts and squeeze net interest margins. We believe these concerns are exaggerated because it is unlikely that interest rates will rise significantly in the future. Moreover, many investors appear to be overlooking the fact that banks also benefit from rising interest rates by raising lending rates without introducing proportional increases in savings rates.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> In terms of overall sector positions, an underweight in the technology and telecommunication sectors contributed to returns, while an overweight in the capital equipment sector detracted from returns. (end callout quote)

    Finally, we feel another pocket of potential exists in the technology sector. The earnings outlook for this sector as a whole is uncertain; however, our research suggests that select companies have significant long-term potential, and we have been taking advantage of recent price weakness to increase our exposure to specific companies within the technology sector.

Q:  What is your outlook for the  coming months?

    AllianceBernstein: We continue to believe that international equity markets are reasonably valued and these valuations are supported by the prospect of continued -- if more moderate -- economic and profit growth. The overall value opportunity is lower than average, but our fundamental research continues to uncover interesting value investments on a stock-by-stock basis. We believe our portfolios are attractively priced and yet have a profitability higher than that of the market.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Select Value Fund

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.4%)(c)
Issuer                                        Shares                  Value(a)

Australia (1.3%)

Airlines (0.6%)
Macquarie Airports Group                   2,466,700                $6,467,564

Metals (0.7%)
BlueScope Steel                            1,440,000                 8,657,502

Austria (1.1%)

Energy
OMV                                           42,250                13,011,118

Belgium (2.3%)

Banks and savings & loans (0.7%)
KBC Bancassurance Holding                    104,000                 8,227,577

Retail -- general (1.4%)
Delhaize Group                               246,400                16,270,366

Telecom equipment & services (0.2%)
Belgacom                                      58,400                 2,236,203

Canada (5.0%)

Banks and savings & loans (1.5%)
Bank of Nova Scotia                          541,378                17,208,264

Industrial transportation (1.0%)
Canadian Natl Railway                         98,000                 5,627,931
Canadian Pacific Railway                     161,000                 5,624,314
Total                                                               11,252,245

Insurance (1.4%)
Manulife Financial                           348,200                15,961,127

Metals (1.1%)
Alcan                                        400,300(b)             12,981,671

Denmark (0.8%)

Banks and savings & loans
Danske Bank                                  324,200                 9,498,023

Common stocks (continued)
Issuer                                        Shares                  Value(a)

France (13.7%)

Automotive & related (2.3%)
Peugeot                                       81,500                $4,830,249
Renault                                      263,000                22,041,621
Total                                                               26,871,870

Banks and savings & loans (1.5%)
BNP Paribas                                   73,300                 4,836,643
Credit Agricole                              490,956                12,727,072
Total                                                               17,563,715

Electronics (0.5%)
Thomson                                      225,700                 5,571,494

Energy (1.2%)
Total                                         64,100                14,252,785

Insurance (2.0%)
Assurances Generales de
  France (AFG)                               285,300                22,841,451

Metals (2.0%)
Arcelor                                    1,147,680                23,266,279

Multi-industry (3.6%)
Sanofi-Aventis                               301,826                26,725,462
Societe Generale                             136,700                13,626,723
Total                                                               40,352,185

Utilities -- telephone (0.6%)
France Telecom                               250,680                 7,369,088

Germany (11.2%)

Automotive & related (2.3%)
Continental                                  291,500                21,523,316
Volkswagen                                   107,400                 4,474,300
Total                                                               25,997,616

Banks and savings & loans (1.0%)
DEPFA Bank                                   723,580                11,137,391

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Germany (cont.)

Building materials & construction (0.9%)
HeidelbergCement                              13,019(b)               $741,423
HeidelbergCement                             169,254                 9,800,060
Total                                                               10,541,483

Electronics (1.4%)
EPCOS                                        297,300(b)              3,390,559
Siemens                                      168,900                12,445,393
Total                                                               15,835,952

Health care products (0.7%)
ALTANA                                        46,800                 2,931,919
Merck & Co                                    72,600                 5,527,928
Total                                                                8,459,847

Health care services (0.2%)
Fresenius Medical Care                        35,000                 2,789,834

Insurance (2.2%)
AMB Generali Holding                          43,532                 3,562,370
Hannover Rueckversicherung                    95,426                 3,574,922
Munich Re Group                              163,200                17,844,902
Total                                                               24,982,194

Machinery (1.1%)
MAN                                          311,200                13,113,330

Utilities -- electric (1.4%)
E.ON                                         188,700                16,004,215

Hong Kong (0.6%)

Utilities -- electric
CLP Holdings                               1,180,500                 6,692,771

Italy (5.3%)

Banks and savings & loans (2.3%)
Banca Intesa                               2,504,475                11,958,120
UniCredito Italiano                        2,614,200                14,634,091
Total                                                               26,592,211

Energy (2.8%)
Eni                                        1,265,100                31,809,048

Utilities -- telephone (0.2%)
Telecom Italia                               627,165                 2,126,160

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Japan (27.1%)

Automotive & related (5.2%)
Honda Motor                                  469,000               $22,573,127
Nissan Motor                               1,384,300                13,623,926
Toyota Motor                                 661,900                24,019,659
Total                                                               60,216,712

Banks and savings & loans (2.8%)
ACOM                                          38,000                 2,442,883
Sumitomo                                       8,000                    67,798
Sumitomo Mitsui Financial Group                3,139                20,262,805
UFJ Holdings                                   1,695(b)              8,909,363
Total                                                               31,682,849

Beverages & tobacco (1.6%)
Japan Tobacco                                  1,446                18,623,874

Chemicals (0.4%)
Mitsui Chemicals                             719,000                 4,071,548

Electronics (0.7%)
Hitachi                                    1,390,000                 8,157,458

Energy (1.5%)
Nippon Mining Holdings                     1,364,500                 8,256,366
Sumitomo Metal Inds                        4,790,000                 8,487,303
Total                                                               16,743,669

Financial services (2.5%)
Aiful                                        183,075                13,622,825
Promise                                      235,400                15,193,870
Total                                                               28,816,695

Food (0.6%)
Nippon Meat Packers                          541,000                 6,809,008

Health care products (0.7%)
Takeda Pharmaceutical                        125,400                 6,103,169
Tanabe Seiyaku                               210,000                 2,209,448
Total                                                                8,312,617

Industrial transportation (1.5%)
East Japan Railway                             2,019                10,506,802
ITOCHU                                     1,437,000                 7,080,848
Total                                                               17,587,650

Leisure time & entertainment (1.2%)
Sankyo/Gunma                                  80,200                 3,955,687
Sega Sammy Holdings                          159,000(b)              9,317,319
Total                                                               13,273,006

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Japan (cont.)

Media (0.3%)
Nippon Telegraph & Telephone                     872                $3,653,378

Metals (2.2%)
JFE Holdings                                 576,800                16,006,160
Kobe Steel                                 5,157,000                 9,336,720
Total                                                               25,342,880

Multi-industry (2.6%)
Canon                                        480,600                25,000,037
Mitsubishi                                   324,000                 4,440,001
Total                                                               29,440,038

Paper & packaging (0.2%)
Oji Paper                                    446,000                 2,380,351

Retail -- general (1.1%)
Circle K Sunkus                              362,800                 8,724,599
UNY                                          296,000                 3,427,019
Total                                                               12,151,618

Utilities -- electric (1.3%)
Kyushu Electric Power                        222,200                 4,765,141
Tokyo Electric Power                         405,000                 9,722,167
Total                                                               14,487,308

Utilities -- natural gas (0.7%)
Tokyo Gas                                  2,122,000                 8,520,587

Netherlands (4.4%)

Aerospace & defense (1.0%)
European Aeronautic
  Defence and Space                          422,358                12,031,900

Banks and savings & loans (2.4%)
ABN AMRO Holding                             141,648                 3,434,347
ING Groep                                    892,824                24,598,766
Total                                                               28,033,113

Energy (0.3%)
Royal Dutch Petroleum                         55,800                 3,256,059

Industrial services (0.7%)
Koninklijke Philips Electronics              305,500                 7,577,650

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Norway (1.0%)

Chemicals (0.2%)
Yara Intl                                    155,400(b)             $2,074,338

Telecom equipment & services (0.8%)
Telenor                                    1,103,100                 9,208,519

Singapore (2.2%)

Electronics (0.8%)
Flextronics Intl                             788,300(b)              8,789,545

Telecom equipment & services (1.4%)
SingTel                                   10,677,786                16,687,606

Spain (4.5%)

Beverages & tobacco (0.5%)
Altadis                                      140,400                 5,948,616

Energy (1.6%)
Repsol                                       721,900                18,305,244

Utilities -- electric (2.4%)
Endesa                                       764,500                16,703,214
UNION FENOSA                                 341,700                10,244,768
Total                                                               26,947,982

Sweden (1.7%)

Financial services (0.8%)
Nordea Bank                                  975,400                 9,275,131

Paper & packaging (0.9%)
Svenska Cellulosa Cl B                       296,100                10,326,706

Switzerland (2.7%)

Banks and savings & loans (1.1%)
Credit Suisse Group                          300,400(b)             12,641,761

Electronics (0.4%)
Micronas Semiconductor Holding               125,700(b)              4,569,884

Metals (1.2%)
Xstrata                                      824,590                14,243,924

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

United Kingdom (12.6%)

Banks and savings & loans (3.1%)
HBOS                                       1,091,400               $16,179,670
Royal Bank of Scotland Group                 600,900                18,138,426
Total                                                               34,318,096

Beverages & tobacco (0.5%)
SABMiller                                    400,000                 5,929,790

Building materials & construction (0.3%)
Persimmon                                    300,000                 3,883,025

Cellular telecommunications (0.8%)
Vodafone Group                             3,680,800                 9,619,670

Energy (1.9%)
BP                                         2,196,900                22,386,672

Engineering & construction (0.8%)
George Wimpey                                813,000                 6,073,040
Taylor Woodrow                               490,000                 2,688,177
Total                                                                8,761,217

Food (0.9%)
Tate & Lyle                                1,170,000                10,414,983

Health care products (0.7%)
GlaxoSmithKline                              299,300                 7,558,525

Insurance (1.3%)
Aviva                                      1,152,192                13,015,178
Royal & SunAlliance
  Insurance Group                          1,468,500                 2,135,253
Total                                                               15,150,431

Common stocks (continued)
Issuer                                        Shares                  Value(a)

United Kingdom (cont.)

Lodging & gaming (0.4%)
InterContinental Hotels Group                398,153                $4,747,307

Restaurants (1.4%)
Punch Taverns                                692,000                 8,399,515
Whitbread                                    485,800                 7,902,445
Total                                                               16,301,960

Retail -- grocery (0.5%)
J Sainsbury                                1,006,162                 5,435,178

Total common stocks
(Cost: $894,613,493)                                            $1,120,638,657

Short-term security (0.8%)
Issuer                 Effective              Amount                  Value(a)
                         yield                payable
                                            at maturity

Commercial paper
BNP Paribas North America
  05-02-05                2.97%           $9,700,000                $9,697,599

Total short-term security
(Cost: $9,698,400)                                                  $9,697,599

Total investments in securities
(Cost: $904,311,893)(d)                                         $1,130,336,256

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c)    Foreign security values are stated in U.S. dollars.

(d) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $904,312,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                   $239,546,000
       Unrealized depreciation                                    (13,522,000)
                                                                  -----------
       Net unrealized appreciation                               $226,024,000
                                                                 ------------

       At April 30, 2005, $1,035,793 was pledged as initial margin deposit on the following open stock index futures contracts (see Note 7 to the financial statements):

       Type of security                                             Contracts
       Purchase contracts

       Dow Jones Euro STOXX 50 Futures, June 2005                         350

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Select Value Fund

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $904,311,893)                                                                            $1,130,336,256
Foreign currency holdings (identified cost $10,596,483) (Note 1)                                                 10,695,035
Capital shares receivable                                                                                           624,516
Dividends and accrued interest receivable                                                                         4,850,774
Receivable for investment securities sold                                                                         2,600,746
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                     4,846,798
Margin deposits on futures contracts (Note 7)                                                                     1,035,793
U.S. government securities held as collateral (Note 5)                                                           86,517,800
                                                                                                                 ----------
Total assets                                                                                                  1,241,507,718
                                                                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   176,848
Capital shares payable                                                                                              289,473
Payable for investment securities purchased                                                                       4,102,854
Payable upon return of securities loaned (Note 5)                                                                86,517,800
Accrued investment management services fee                                                                           26,603
Accrued distribution fee                                                                                             13,465
Accrued service fee                                                                                                       2
Accrued transfer agency fee                                                                                           5,893
Accrued administrative services fee                                                                                   2,209
Other accrued expenses                                                                                              166,507
                                                                                                                    -------
Total liabilities                                                                                                91,301,654
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                           $1,150,206,064
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,453,492
Additional paid-in capital                                                                                      905,004,734
Undistributed net investment income                                                                               4,013,211
Accumulated net realized gain (loss)                                                                              9,430,468
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 6 and 7)                           230,304,159
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,150,206,064
                                                                                                             ==============
Net assets applicable to outstanding shares:                Class A                                          $  812,319,655
                                                            Class B                                          $  280,380,411
                                                            Class C                                          $   14,235,319
                                                            Class I                                          $   42,674,278
                                                            Class Y                                          $      596,401
Net asset value per share of outstanding capital stock:     Class A shares                  101,951,715      $         7.97
                                                            Class B shares                   36,173,025      $         7.75
                                                            Class C shares                    1,837,708      $         7.75
                                                            Class I shares                    5,312,303      $         8.03
                                                            Class Y shares                       74,411      $         8.01
                                                                                                 ------      --------------
*Including securities on loan, at value (Note 5)                                                             $   85,541,593
                                                                                                             --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Select Value Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                               $12,123,612
Interest                                                                                                     10,496
Fee income from securities lending (Note 5)                                                                 298,750
   Less foreign taxes withheld                                                                           (1,446,699)
                                                                                                         ----------
Total income                                                                                             10,986,159
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        4,701,167
Distribution fee
   Class A                                                                                                  933,257
   Class B                                                                                                1,293,863
   Class C                                                                                                   67,188
Transfer agency fee                                                                                         968,014
Incremental transfer agency fee
   Class A                                                                                                   75,748
   Class B                                                                                                   49,321
   Class C                                                                                                    2,465
Service fee -- Class Y                                                                                          288
Administrative services fees and expenses                                                                   384,393
Compensation of board members                                                                                 5,148
Custodian fees                                                                                              117,214
Printing and postage                                                                                        204,406
Registration fees                                                                                            48,313
Audit fees                                                                                                   10,000
Other                                                                                                        22,771
                                                                                                             ------
Total expenses                                                                                            8,883,556
   Earnings credits on cash balances (Note 2)                                                                (6,332)
                                                                                                             ------
Total net expenses                                                                                        8,877,224
                                                                                                          ---------
Investment income (loss) -- net                                                                           2,108,935
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        16,486,708
   Foreign currency transactions                                                                         (7,692,733)
   Futures contracts                                                                                        640,847
                                                                                                            -------
Net realized gain (loss) on investments                                                                   9,434,822
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    51,145,160
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    60,579,982
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $62,688,917
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Select Value Fund
                                                                                         April 30, 2005         Oct. 31, 2004
                                                                                        Six months ended         Year ended
                                                                                           (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                        $    2,108,935          $  3,125,388
Net realized gain (loss) on investments                                                     9,434,822            31,729,910
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      51,145,160           102,183,190
                                                                                           ----------           -----------
Net increase (decrease) in net assets resulting from operations                            62,688,917           137,038,488
                                                                                           ----------           -----------
Distributions to shareholders from:
   Net realized gain
   Class A                                                                                (25,324,851)                   --
   Class B                                                                                 (9,029,367)                   --
   Class C                                                                                   (471,398)                   --
   Class I                                                                                   (960,567)                   --
   Class Y                                                                                    (19,103)                   --
                                                                                           ----------           -----------
Total distributions                                                                       (35,805,286)                   --
                                                                                           ----------           -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                                210,168,043           247,088,416
   Class B shares                                                                          68,959,145            73,466,294
   Class C shares                                                                           3,030,379             3,957,704
   Class I shares                                                                          19,949,580            25,184,988
   Class Y shares                                                                              97,423               190,512
Reinvestment of distributions at net asset value
   Class A shares                                                                          24,993,553                    --
   Class B shares                                                                           8,898,864                    --
   Class C shares                                                                             452,965                    --
   Class I shares                                                                             960,160                    --
   Class Y shares                                                                              18,515                    --
Payments for redemptions
   Class A shares                                                                         (69,418,552)          (81,001,881)
   Class B shares (Note 2)                                                                (22,723,629)          (43,510,360)
   Class C shares (Note 2)                                                                 (1,384,737)           (1,915,249)
   Class I shares                                                                            (715,343)           (4,828,372)
   Class Y shares                                                                             (25,874)              (19,852)
                                                                                              -------               -------
Increase (decrease) in net assets from capital share transactions                         243,260,492           218,612,200
                                                                                          -----------           -----------
Total increase (decrease) in net assets                                                   270,144,123           355,650,688
Net assets at beginning of period                                                         880,061,941           524,411,253
                                                                                          -----------           -----------
Net assets at end of period                                                            $1,150,206,064          $880,061,941
                                                                                       ==============          ============
Undistributed net investment income                                                    $    4,013,211          $  1,904,276
                                                                                       --------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Select Value Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of issuers in countries that are part of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia and the Far
East) Index and Canada.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represented 3.71% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in

--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.90% to 0.775% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Multi-Cap Value Funds Index. Prior to July 1, 2004, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $191,812 for the six months ended April 30, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Alliance Capital Management L.P.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.
Sales charges received by the Distributor for distributing Fund shares were $1,914,078 for Class A, $95,831 for Class B and $486 for Class C for the six months ended April 30, 2005.

During the six months ended April 30, 2005, the Fund's custodian and transfer agency fees were reduced by $6,332 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $281,988,368 and $81,939,342, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $8,829 for the six months ended April 30, 2005.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended April 30, 2005
                                              Class A         Class B      Class C        Class I      Class Y
Sold                                       25,794,092       8,677,440      381,771      2,425,579       12,133
Issued for reinvested distributions         3,151,772       1,149,724       58,598        120,321        2,323
Redeemed                                   (8,530,003)     (2,861,495)    (174,781)       (87,667)      (3,182)
                                           ----------      ----------     --------        -------       ------
Net increase (decrease)                    20,415,861       6,965,669      265,588      2,458,233       11,274
                                           ----------       ---------      -------      ---------       ------

                                                                  Year ended Oct. 31, 2004
                                              Class A         Class B      Class C       Class I*      Class Y
Sold                                       35,111,341      10,670,642      575,829      3,482,399       26,551
Issued for reinvested distributions                --              --           --             --           --
Redeemed                                  (11,388,843)     (6,264,629)    (276,098)      (628,329)      (2,766)
                                          -----------      ----------     --------       --------       ------
Net increase (decrease)                    23,722,498       4,406,013      299,731      2,854,070       23,785
                                           ----------       ---------      -------      ---------       ------

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $85,541,593 were on loan to brokers. For collateral, the Fund received U.S. government securities valued at $86,517,800. Income from securities lending amounted to $298,750 for the six months ended April 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                 Currency to       Currency to        Unrealized       Unrealized
Exchange date                   be delivered       be received      appreciation     depreciation
June 15, 2005                     50,831,000         9,132,821        $  337,377              $--
                                Danish Krone       U.S. Dollar
June 15, 2005                     41,355,000        54,828,459         1,547,413               --
                       European Monetary Unit      U.S. Dollar
June 15, 2005                    103,565,000       134,149,815           718,512               --
                       European Monetary Unit      U.S. Dollar
June 15, 2005                  1,572,000,000        15,117,565            69,955               --
                                Japanese Yen       U.S. Dollar
June 15, 2005                  5,072,000,000        48,954,221           403,663               --
                                Japanese Yen       U.S. Dollar
June 15, 2005                     63,090,000        10,303,857           293,725               --
                             Norwegian Krone       U.S. Dollar
June 15, 2005                     18,850,000         2,740,822            98,269               --
                               Swedish Krona       U.S. Dollar
June 15, 2005                    116,270,000        17,180,897           881,181               --
                               Swedish Krona       U.S. Dollar
June 15, 2005                     19,300,000        16,687,562           496,703               --
                                 Swiss Franc       U.S. Dollar
                                                                      ----------              ---
Total                                                                 $4,846,798              $--
                                                                      ----------              ---

7. STOCK INDEX FUTURES CONTRACTS

At April 30, 2005, $1,035,793 was held in a margin deposit account as collateral to cover initial margin deposits on 350 open purchase contracts denominated in Euros. The notional market value of the open purchase contracts at April 30, 2005 was $13,096,032 with a net unrealized loss of $652,161. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

8. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)     2004       2003       2002        2001(b)
Net asset value, beginning of period                                     $7.68       $6.28      $4.75      $5.23       $5.14
                                                                         -----       -----      -----      -----       -----
Income from investment operations:
Net investment income (loss)                                               .01         .01        .04        .02          --
Net gains (losses) (both realized and unrealized)                          .57        1.39       1.49       (.50)        .09
                                                                         -----       -----      -----      -----       -----
Total from investment operations                                           .58        1.40       1.53       (.48)        .09
                                                                         -----       -----      -----      -----       -----
Less distributions:
Distributions from realized gains                                         (.29)         --         --         --          --
                                                                         -----       -----      -----      -----       -----
Net asset value, end of period                                           $7.97       $7.68      $6.28      $4.75       $5.23
                                                                         -----       -----      -----      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $812        $626       $363       $163         $16
Ratio of expenses to average daily net assets(c)                         1.51%(d)    1.52%      1.65%(e)   1.64%(e)    1.65%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .58%(d)     .65%       .87%       .77%      (1.33%)(d)
Portfolio turnover rate (excluding short-term securities)                   8%         23%        18%        13%         --%
Total return(f)                                                          7.62%(g)   22.29%     32.21%     (9.18%)      1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.68%, 1.82% and 10.15% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)     2004       2003       2002        2001(b)
Net asset value, beginning of period                                     $7.51       $6.18      $4.71      $5.22       $5.14
                                                                         -----       -----      -----      -----       -----
Income from investment operations:
Net investment income (loss)                                                --          --         --         --        (.01)
Net gains (losses) (both realized and unrealized)                          .53        1.33       1.47       (.51)        .09
                                                                         -----       -----      -----      -----       -----
Total from investment operations                                           .53        1.33       1.47       (.51)        .08
                                                                         -----       -----      -----      -----       -----
Less distributions:
Distributions from realized gains                                         (.29)         --         --         --          --
                                                                         -----       -----      -----      -----       -----
Net asset value, end of period                                           $7.75       $7.51      $6.18      $4.71       $5.22
                                                                         -----       -----      -----      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $280        $219       $153        $77          $4
Ratio of expenses to average daily net assets(c)                         2.27%(d)    2.28%      2.42%(e)   2.41%(e)    2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.19%)(d)   (.10%)      .12%       .01%      (1.99%)(d)
Portfolio turnover rate (excluding short-term securities)                   8%         23%        18%        13%         --%
Total return(f)                                                          7.12%(g)   21.52%     31.21%     (9.77%)      1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.46%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)     2004       2003       2002        2001(b)
Net asset value, beginning of period                                     $7.50       $6.18      $4.71      $5.22       $5.14
                                                                         -----       -----      -----      -----       -----
Income from investment operations:
Net investment income (loss)                                                --          --         --         --        (.01)
Net gains (losses) (both realized and unrealized)                          .54        1.32       1.47       (.51)        .09
                                                                         -----       -----      -----      -----       -----
Total from investment operations                                           .54        1.32       1.47       (.51)        .08
                                                                         -----       -----      -----      -----       -----
Less distributions:
Distributions from realized gains                                         (.29)         --         --         --          --
                                                                         -----       -----      -----      -----       -----
Net asset value, end of period                                           $7.75       $7.50      $6.18      $4.71       $5.22
                                                                         -----       -----      -----      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $14         $12         $8         $3         $--
Ratio of expenses to average daily net assets(c)                         2.27%(d)    2.28%      2.42%(e)   2.42%(e)    2.42%(d),(e)
Ratio of net investment income (loss) to average daily net assets        (.20%)(d)   (.11%)      .13%       .02%      (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)                   8%         23%        18%        13%         --%
Total return(f)                                                          7.26%(g)   21.36%     31.21%     (9.77%)      1.56%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.47%, 2.59% and 10.92% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(g)     2004(b)
Net asset value, beginning of period                                     $7.73       $7.16
                                                                         -----       -----
Income from investment operations:
Net investment income (loss)                                               .01         .10
Net gains (losses) (both realized and unrealized)                          .58         .47
                                                                         -----       -----
Total from investment operations                                           .59         .57
                                                                         -----       -----
Less distributions:
Distributions from realized gains                                         (.29)         --
                                                                         -----       -----
Net asset value, end of period                                           $8.03       $7.73
                                                                         -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $43         $22
Ratio of expenses to average daily net assets(c)                         1.05%(d)    1.08%(d)
Ratio of net investment income (loss) to average daily net assets        1.19%(d)     .90%(d)
Portfolio turnover rate (excluding short-term securities)                   8%         23%
Total return(e)                                                          7.71%(f)    7.96%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(h)     2004       2003       2002        2001(b)
Net asset value, beginning of period                                     $7.72       $6.30      $4.76      $5.23       $5.14
                                                                         -----       -----      -----      -----       -----
Income from investment operations:
Net investment income (loss)                                               .01         .02        .05        .03          --
Net gains (losses) (both realized and unrealized)                          .57        1.40       1.49       (.50)        .09
                                                                         -----       -----      -----      -----       -----
Total from investment operations                                           .58        1.42       1.54       (.47)        .09
                                                                         -----       -----      -----      -----       -----
Less distributions:
Distributions from realized gains                                         (.29)         --         --         --          --
                                                                         -----       -----      -----      -----       -----
Net asset value, end of period                                           $8.01       $7.72      $6.30      $4.76       $5.23
                                                                         -----       -----      -----      -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $1         $--        $--        $--         $--
Ratio of expenses to average daily net assets(c)                         1.33%(d)    1.35%      1.47%(e)   1.45%(e)    1.48%(d),(e)
Ratio of net investment income (loss) to average daily net assets         .73%(d)     .85%       .88%      1.01%      (1.23%)(d)
Portfolio turnover rate (excluding short-term securities)                   8%         23%        18%        13%         --%
Total return(f)                                                          7.58%(g)   22.54%     32.35%     (8.99%)      1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Sept. 28, 2001 (when shares became publicly available) to Oct. 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.50%, 1.65% and 9.98% for the periods ended Oct. 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

                                                          Beginning          Ending          Expenses         Annualized
                                                        account value     account value    paid during          expense
                                                        Nov. 1, 2004     April 30, 2005    the period(a)         ratio
Class A
     Actual(b)                                             $1,000           $1,076.20          $7.82             1.51%
     Hypothetical (5% return before expenses)              $1,000           $1,017.40          $7.59             1.51%
Class B
     Actual(b)                                             $1,000           $1,071.20         $11.72             2.27%
     Hypothetical (5% return before expenses)              $1,000           $1,013.61         $11.40             2.27%
Class C
     Actual(b)                                             $1,000           $1,072.60         $11.73             2.27%
     Hypothetical (5% return before expenses)              $1,000           $1,013.61         $11.40             2.27%
Class I
     Actual(b)                                             $1,000           $1,077.10          $5.44             1.05%
     Hypothetical (5% return before expenses)              $1,000           $1,019.70          $5.29             1.05%
Class Y
     Actual(b)                                             $1,000           $1,075.80          $6.88             1.33%
     Hypothetical (5% return before expenses)              $1,000           $1,018.30          $6.69             1.33%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +7.62% for Class A, +7.12% for Class B, +7.26% for Class C, +7.71% for Class I and +7.58% for Class Y.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL SELECT VALUE FUND -- 2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         International
              Small Cap
                     Fund

Semiannual Report for the Period Ended April 30, 2005

AXP Partners International Small Cap Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Partners Funds                                                         (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                11

Financial Statements                                     20

Notes to Financial Statements                            23

Fund Expenses Example                                    35

Approval of Investment Management Services Agreement     37

Proxy Voting                                             39

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreements will remain in place.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot AT APRIL 30, 2005

PORTFOLIO MANAGERS

Templeton Investment Counsel, LLC

Portfolio managers                        Since       Years in industry
Cindy Sweeting, CFA                       10/02              20
Tucker Scott, CFA                         10/02              13
Simon Rudolf, ACA                         10/02              18

Wellington Management Company, LLP

Portfolio manager                         Since       Years in industry
Edward L. Makin                           10/02              17

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates by class
A: 10/3/02     B: 10/3/02     C: 10/3/02    I: 3/4/04     Y: 10/3/02

Ticker symbols by class
A: AISCX       B: APNBX       C: --         I: --         Y: --

Total net assets                                          $91.5 million

Number of holdings                                                  248

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

      STYLE
VALUE BLEND GROWTH
                  LARGE
                  MEDIUM   SIZE
        X         SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

Japan 17.0%
United Kingdom 13.5%
Hong Kong 6.8%
Australia 6.6%
Netherlands 6.2%
Canada 5.2%
Germany 4.8%
South Korea 3.8%
Switzerland 3.5%
France 3.3%
Finland 3.1%
Taiwan 2.9%
China 2.8%
Italy 2.7%
Denmark 2.5%
Sweden 2.3%
Spain 2.1%
Singapore 1.4%
New Zealand 1.2%
Thailand 1.2%
Malaysia 1.0%
Cash & short-term securities 1.0%
Other* 5.1%

* Includes Bahamas, Belgium, Brazil, Greece, India, Indonesia, Israel, Luxembourg, Mexico, Norway and South Africa.

TOP TEN HOLDINGS

Percentage of portfolio assets

Iluka Resources (Australia)                                        1.2%
John D Wood & Co (United Kingdom)                                  1.1
ALSTOM (France)                                                    1.0
China Oilfield Services (China)                                    1.0
Geest (United Kingdom)                                             0.9
Aalberts Inds (Netherlands)                                        0.9
Sol Melia (Spain)                                                  0.8
OPG Groep (Netherlands)                                            0.8
Misys (United Kingdom)                                             0.8
Kobayashi Pharmaceutical (Japan)                                   0.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of small-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.
Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

                 +8.88%              +14.48%             +14.17%

 +8.88% = AXP Partners International Small Cap Fund Class A (excluding sales charge)

+14.48% = CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index(1)
          (unmanaged)

+14.17% = Lipper International Small-Cap Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index, an unmanaged market capitalization weighted benchmark, measures the small stock component of the CitiGroup Global Equity Index which includes developed and emerging markets countries globally excluding the U.S. Within each country, those stocks falling under a two billion dollar market cap of the available market capital in each country form the universe. The index reflects reinvestment of all distributions and change in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Small-Cap Funds Index includes the 10 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                               Class A                 Class B                 Class C              Class I         Class Y
(Inception dates)             (10/3/02)               (10/3/02)               (10/3/02)            (3/4/04)        (10/3/02)
                                                             After                      After
                           NAV(1)    POP(2)      NAV(1)    CDSC(3)        NAV(1)      CDSC(4)        NAV(5)         NAV(6)
at April 30, 2005
6 months*                  +8.88%    +2.62%      +8.49%     +4.49%        +8.47%       +7.47%        +9.10%         +8.85%
1 year                    +11.27%    +4.87%     +10.48%     +6.48%       +10.45%      +10.45%       +11.77%        +11.38%
Since inception           +27.77%   +24.87%     +26.79%    +25.98%       +26.81%      +26.81%        +8.77%        +27.98%

at March 31, 2005
6 months*                 +16.13%    +9.45%     +15.70%    +11.70%       +15.81%      +14.81%       +16.47%        +16.37%
1 year                    +13.04%    +6.54%     +12.14%     +8.14%       +12.11%      +12.11%       +13.52%        +13.27%
Since inception           +30.63%   +27.56%     +29.63%    +28.81%       +29.65%      +29.65%       +13.07%        +30.91%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
5 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners International Small Cap Fund advanced 8.88% (Class A shares, excluding sales charge) for the six months ended April 30, 2005. The Fund underperformed its benchmark, the CitiGroup Global Equity Index ex-U.S. Less Than $2 billion Index (Citigroup Index), which rose 14.48% for the semiannual period. The Fund also underperformed its peer group, as represented by the Lipper International Small-Cap Funds Index, which rose 14.17% during the same time frame.

AXP Partners International Small Cap Fund is managed by two independent money management firms that each invest a portion of Fund assets in a blend of growth and value stocks of small-capitalization international companies. Templeton Investment Counsel, LLC (Franklin Templeton) and Wellington Management Company, LLP (Wellington Management) managed 50.4% and 49.6% of the Fund's assets, respectively, as of April 30, 2005. Below, each subadviser discusses results and positioning for their portion of the Fund for the first half of the fiscal year.

Q: What factors affected performance the most for your portion of AXP Partners International Small Cap Fund for the semiannual period ended April 30, 2005?

    Franklin Templeton: Within our portion of the Fund, underperformance was driven primarily by individual stock selection.

    Negatively affecting relative performance during the period was Fountain Set Holdings, an Asian manufacturer and supplier of cotton knitted fabrics. The company's products are supplied to garment manufacturers who then produce apparel for some of the world's most popular brands. Fountain Set came under pressure during the semiannual period as a result of a significant surge in cotton prices.

    Also hindering performance during the period was AcBel Polytech, a Taiwan-based manufacturer of standard and custom switching power supplies and power system products.

    Several holdings performed well during the semiannual period. These included the world's largest cleaning company, ISS, based in Denmark, which provides maintenance and cleaning services to corporate customers located predominantly in Europe.

--------------------------------------------------------------------------------
6 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our positioning relative to the Citigroup Index -- larger-cap exposure, long-term growth bias, contrarian investment style and low propensity to take risk -- did not help during a semiannual period in which smaller-cap stocks, value-oriented stocks and more speculative names outperformed. (end callout quote)

       -- Wellington Management

    Also performing well for our portion of the Fund was Aalberts Industries, a Dutch-based engineering group, which manufactures high-grade industrial products.

    Shares of Novar, a British company that offers building security systems, aluminum products and security printing services, also appreciated strongly and aided Fund performance during the six months.

    Wellington Management: Our portion of the Fund underperformed the Citigroup Index and its Lipper peer group for the six months ended April 30, 2005. Our positioning relative to the Citigroup Index -- larger-cap exposure, long-term growth bias, contrarian investment style and low propensity to take risk -- did not help during a semiannual period in which smaller-cap stocks, value-oriented stocks and more speculative names outperformed.

    The top individual stock contributor to our portion of the Fund's performance during the period was Korea's Daewoo Securities. This financial services company benefited from regulatory changes in the South Korean investment industry that allowed financial services companies to expand their business model by increasing the services they offer. We sold the Fund's position in the stock based on strong performance. In the same sector and market, Industrial Bank of Korea shares gained as the company announced its intention to increase lending amid a recovering economy. Other leading contributors to our portion of the Fund's performance were French companies ALSTOM and Equant. ALSTOM benefited from additional contracts for its construction infrastructure services. We eliminated the Fund's position in Equant following France Telecom's offer to buy out the remaining shares of the company.

--------------------------------------------------------------------------------
7 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The international equity markets were cautious during the six months, concerned that after an extended period of strong corporate profit growth, a decelerating trend might emerge over the next few quarters.
(end callout quote)

       -- Franklin Templeton

    Stock selection relative to the Citigroup Index was weakest within the consumer discretionary sector. France's Marionnaud Parfumers experienced a significant loss following reports that the company was operating at a loss and had made accounting errors in its reporting. We eliminated this position. U.K.-based Jardine Lloyd Thompson Group, an insurance broker, and Premier Farnell, a technology hardware and equipment company, also disappointed during the period.

Q: What changes did you make to your portion of the Fund and how is it currently positioned?

    Franklin Templeton: The international equity markets were cautious during the six months, concerned that after an extended period of strong corporate profit growth, a decelerating trend might emerge over the next few quarters. Markets also perceived inflation as a threat because it might lead to steeper rate increases that could, in turn, dampen global economic growth and corporate earnings. Despite the cautionary mood, most local stock market indices delivered positive returns during the semiannual period. Given our long-term, bottom-up investment strategy, we sought to take advantage of recent equity market volatility to build positions of what we considered attractively valued securities. For example, we added China Oilfield Services, Yule Catto & Company and Game Group during the semiannual period, each based on our view that its purchase price offered a substantial discount to its intrinsic value.

    During the semiannual period, we sold the Fund's position in Kidde, a leading fire and safety products manufacturer for aerospace, industrial and retail markets, after its stock price increased, contributing to Fund performance.

    We also sold the Fund's position in Burberry Group after its strong share price rally during the six-month period.

--------------------------------------------------------------------------------
8 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    Wellington Management: While our sector allocations are a result of bottom-up stock selection, we modestly increased our portion of the portfolio's exposure to information technology and materials and trimmed some exposure to financial services. At the end of the period, our portion of the Fund maintained significant positions in media, software and services, commercial services and health care and more modest positions in retailers, utilities, real estate and financials. Geographically, our portion of the Fund had sizeable allocations to Europe and Japan and more moderate allocations to emerging markets and Asia ex-Japan, also a result of bottom-up stock selection. In other geographic regions, we generally retained a similar exposure as the Citigroup Index.

Q:  How do you intend to manage your portion of the Fund in the coming months?

    Franklin Templeton: We continue to believe that our portion of the portfolio is well positioned to take advantage of opportunities around the world, as we apply our time-tested bottom-up, value-oriented long-term investment strategy. We remain encouraged by the investment opportunities available in a broad range of countries and industries around the world. We believe the international small-cap equity asset class continues to be attractive, and we remain confident in our belief that our team of small-cap equity research analysts has helped identify stocks that we believe offer attractive appreciation potential relative to the overall international equity market.

--------------------------------------------------------------------------------
9 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    Wellington Management: Global economic growth continues to moderate, particularly in Europe, where the impact of strengthening currencies weighs heavily on exports. The U.S. economy, while also moderating, appears strong relative to its global peers. The strength of the U.S. economy, combined with the growth of China and the other emerging markets, continues to boost the prices of natural resources, like coal and oil, as supply has been unable to keep up with near-term demand.

    While the markets' favoring of more speculative value names has been a headwind to us for some time, we feel several factors may lessen or reverse this market trend. These factors include the moderating global economic environment and the lack of cheap funding spurred on by higher U.S. interest rates and U.S. dollar strength. Thus, we maintain our portfolio positioning with an emphasis on cash generative, steady growth companies that are less leveraged to the economic cycle. As always, we continually re-evaluate our portion of the Fund's top performing stocks and search for companies and industries overlooked by the broad market.

--------------------------------------------------------------------------------
10 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

AXP Partners International Small Cap Fund

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.3%)(c)
Issuer                                        Shares                  Value(a)

Australia (6.6%)

Beverages & tobacco (0.3%)
McGuigan Simeon Wines                          74,000                 $233,674

Computer software & services (0.3%)
MYOB Limited                                  315,199                  261,266

Engineering & construction (0.4%)
Leighton Holdings                              44,900                  347,411

Food (0.4%)
AWB                                            98,979                  345,894

Industrial transportation (0.5%)
Adsteam Marine                                304,750                  440,357

Insurance (0.5%)
Promina Group                                 105,770                  424,233

Media (0.9%)
APN News & Media                               84,040                  315,487
John Fairfax Holdings                         107,670                  320,007
STW Communications Group                      129,709                  278,302
Total                                                                  913,796

Metals (1.5%)
Aquarius Platinum                              25,573                  119,826
Iluka Resources                               237,755                1,088,322
Minara Resources                              159,662                  227,842
Total                                                                1,435,990

Multi-industry (0.6%)
Downer EDI                                     97,900                  346,247
Mayne Group                                    74,280                  202,755
Total                                                                  549,002

Paper & packaging (0.3%)
PaperlinX                                     112,200                  249,013

Precious metals (--%)
Sons of Gwalia                                280,090(b,d,e)                --

Retail -- general (0.3%)
Harvey Norman Holdings                        130,700                  252,603

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Australia (cont.)

Textiles & apparel (0.6%)
Billabong Intl                                 64,460                 $577,730

Bahamas (0.4%)

Leisure time & entertainment
Steiner Leisure                                11,460(b)               343,399

Belgium (0.4%)

Electronics
Barco                                           4,800                  367,967

Brazil (0.3%)

Paper & packaging
Aracruz Celulose ADR                            9,940                  305,158

Canada (5.1%)

Aerospace & defense (0.6%)
CAE                                           110,790                  522,204

Automotive & related (0.4%)
Linamar                                        34,810                  377,124

Banks and savings & loans (0.5%)
Laurentian Bank of Canada                      19,940                  420,323

Electronics (0.3%)
GSI Lumonics                                   41,440(b)               318,186

Energy equipment & services (0.6%)
Precision Drilling                              7,970(b)               575,213

Food (0.6%)
North West Co Fund                             24,350                  566,122

Health care services (0.4%)
MDS                                            26,300                  368,129

Media (0.8%)
Quebecor World                                 28,610                  633,327
Transcontinental Cl B                           5,500                  115,762
Total                                                                  749,089

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Canada (cont.)

Paper & packaging (0.4%)
Domtar                                         41,800                 $348,195

Real estate investment trust (0.5%)
Legacy Hotels                                  83,500                  461,935

China (2.7%)

Building materials & construction (0.2%)
Shanghai Forte Land Cl H                      560,000                  147,498

Computer software & services (0.2%)
Travelsky Technology                          269,000                  221,171

Electronics (0.4%)
TCL Multimedia Technology
  Holdings                                  1,666,000                  346,562

Energy (0.9%)
China Oilfield Services                     2,768,000                  924,508

Food (0.2%)
People's Food Holdings                        246,000                  163,158

Industrial transportation (0.2%)
Sinotrans Cl H                                655,300                  193,750

Metals (0.2%)
Jiangxi Copper                                309,000                  148,389

Textiles & apparel (0.4%)
Weiqiao Textile Cl H                          277,000                  365,440

Denmark (2.4%)

Beverages & tobacco (0.7%)
Carlsberg Cl B                                 14,127                  693,905

Engineering & construction (0.4%)
FLSmidth & Co                                  20,970                  355,533

Multi-industry (0.6%)
ISS                                             6,440                  514,848

Utilities -- electric (0.7%)
Vestas Wind Systems                            52,933(b)               669,421

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Finland (3.1%)

Computer software & services (0.3%)
TietoEnator                                     7,700                 $232,882

Health care services (0.6%)
Orion Cl B                                     34,180                  578,961
Machinery (0.9%)
KCI Konecranes                                  5,450                  213,882
Metso                                          32,850                  593,813
Total                                                                  807,695

Multi-industry (0.5%)
Amer Sports                                    28,620                  473,199

Paper & packaging (0.8%)
Huhtamaki                                      26,060                  408,180
M-real Cl B                                    53,300                  289,587
Total                                                                  697,767

France (3.3%)

Electronics (0.1%)
Soitec                                         11,545(b)               123,097

Health care services (0.2%)
bioMerieux                                      5,200                  227,521

Household products (0.3%)
Clarins                                         4,505                  271,677

Machinery (1.1%)
ALSTOM                                      1,219,570(b)               946,275

Media (0.7%)
NRJ Group                                      29,003                  641,612

Multi-industry (0.9%)
Bacou-Dalloz                                    5,034                  446,245
Cegedim                                         4,005                  321,807
Total                                                                  768,052

Germany (4.4%)

Banks and savings & loans (0.3%)
comdirect bank                                 33,200                  264,910

Building materials & construction (0.4%)
Hochtief                                       12,145                  361,915

Chemicals (0.4%)
MG Technologies AG                             33,300                  368,925

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Germany (cont.)

Computer software & services (--%)
United Internet                                   643                  $17,277

Electronics (1.0%)
Aixtron                                        36,657(b)               122,244
ELMOS Semiconductor                            22,210                  393,317
Kontron                                        26,350(b)               211,242
Vossloh                                         4,650                  232,552
Total                                                                  959,355

Financial services (0.5%)
MLP                                            28,243                  452,535

Health care products (0.4%)
Celesio                                         4,300                  342,215

Machinery (0.5%)
Heidelberger Druckmaschinen                    15,252(b)               428,345

Multi-industry (0.5%)
Jenoptik                                       43,716                  474,507

Retail -- general (0.4%)
KarstadtQuelle                                 38,534                  371,863

Greece (0.5%)

Building materials & construction
Aktor Technical                               112,710                  455,099

Hong Kong (6.8%)

Banks and savings & loans (0.4%)
Dah Sing Financial Holding                     55,600                  358,618

Electronics (1.3%)
ASM Pacific Technology                         96,500                  392,871
Ngai Lik Industrial Holding                 1,300,000                  338,435
Techtronic Inds                               176,000                  391,420
Total                                                                1,122,726

Health care products (0.9%)
China Pharmaceutical                        1,500,000                  315,248
Far East Pharmaceutical
  Technology                                1,181,200(b,d,e)                --
Moulin Intl Holdings                          844,000                  551,333
Total                                                                  866,581

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Hong Kong (cont.)

Media (0.4%)
Asia Satellite
  Telecommunications Holdings                 132,500                 $246,104
i-CABLE Communications                        403,000                  151,582
Total                                                                  397,686

Multi-industry (1.3%)
Beijing Capital Intl Airport                  864,000                  301,883
Hopewell Holdings                             153,000                  372,559
Lerado Group Holding                        1,771,984                  220,498
Li & Fung                                     116,000                  222,504
Total                                                                1,117,444

Real estate investment trust (0.3%)
Hang Lung Group                               175,000                  315,619

Retail -- general (0.7%)
Giordano Intl                                 963,400                  669,452

Textiles & apparel (1.1%)
Fountain Set                                  484,000                  289,939
Texwinca Holdings                             352,823                  294,467
Yue Yuen Industrial Holdings                  132,000                  373,960
Total                                                                  958,366

Utilities -- electric (0.4%)
China Power Intl                              144,000                   50,039
China Resources Power Holdings                642,000                  356,535
Total                                                                  406,574

India (0.9%)

Automotive & related (0.4%)
Tata Motors ADR                                41,840                  396,643

Building materials & construction (0.2%)
Gujarat Ambuja Cements GDR                     21,060                  201,439

Computer software & services (0.3%)
Satyam Computer Services ADR                   10,710                  229,730

Indonesia (0.2%)

Telecom equipment & services
Indonesian Satellite                          404,000                  182,950

Israel (0.6%)

Electronics
Orbotech                                       26,550(b)               539,762

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Italy (2.7%)

Automotive & related (0.4%)
Brembo                                         47,600                 $370,249

Engineering & construction (0.5%)
Permasteelisa                                  24,590                  417,000

Health care products (0.9%)
Recordati                                      41,400                  288,796
Sorin                                         184,477(b)               555,831
Total                                                                  844,627

Media (0.4%)
Caltagirone Editore                            43,050                  392,447

Textiles & apparel (0.5%)
Tod's                                           9,943                  449,517

Japan (17.0%)

Airlines (0.4%)
Japan Airport Terminal                         43,000                  404,845

Banks and savings & loans (1.3%)
77 Bank                                        51,500                  348,786
Gunma Bank                                     72,800                  412,993
Shikoku Bank                                   31,800                  186,249
Towa Bank                                      89,000                  222,946
Total                                                                1,170,974

Chemicals (1.9%)
Fujimi                                         25,000                  355,927
Taiyo Ink Mfg                                  16,000                  620,281
Takasago Intl                                  71,000                  363,265
Tokyo Ohka Kogyo                               18,300                  393,823
Total                                                                1,733,296

Computer software & services (2.6%)
Argo Graphics                                   3,200                   86,053
Meitec                                         18,800                  622,205
Obic                                            3,200                  583,404
OBIC Business Consultants                      11,100                  547,626
Sumisho Computer Systems                       21,600                  513,032
Total                                                                2,352,320

Electronics (1.7%)
Alpine Electronics                             22,800                  326,781
Futaba                                         17,000                  481,222
Hosiden                                        41,000                  456,493
Kenwood                                       144,900(b)               330,834
Total                                                                1,595,330

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Japan (cont.)

Energy (0.4%)
Japan Petroleum Exploration                     9,400                 $385,923

Food (0.5%)
ARIAKE JAPAN                                   13,400                  332,663
Kikkoman                                       11,000                  105,796
Total                                                                  438,459

Furniture & appliances (0.5%)
Chofu Seisakusho                               10,900                  238,240
Noritz                                         11,000                  179,163
Total                                                                  417,403

Health care products (2.7%)
Asahi Intecc                                    1,800                   80,647
Hogy Medical                                    7,300                  335,092
Kobayashi Pharmaceutical                       27,000                  719,145
Mochida Pharmaceutical                         80,600                  544,769
Ono Pharmaceutical                              3,000                  152,453
Tanabe Seiyaku                                 32,400                  340,886
Towa Pharmaceutical                            11,100                  268,498
Total                                                                2,441,490

Household products (0.6%)
Milbon                                         11,400                  348,984
Sangetsu                                        6,600                  168,362
Total                                                                  517,346

Industrial services (0.5%)
Disco                                          12,600                  476,130

Machinery (1.0%)
Komori                                         18,000                  277,157
Union Tool                                     20,400                  644,424
Total                                                                  921,581

Multi-industry (1.7%)
Hokuto                                         22,200                  416,398
Noritsu Koki                                    4,300                   86,783
Sohgo Security Services                        48,400                  701,238
Tokyo Individualized
  Educational Institute                        45,840                  366,991
Total                                                                1,571,410

Paper & packaging (0.4%)
Toppan Forms                                   27,600                  323,535

Retail -- general (0.4%)
FamilyMart                                     12,500(b)               387,679

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Japan (cont.)

Retail -- grocery (0.2%)
MINISTOP                                        8,300                 $154,036

Textiles & apparel (0.2%)
Sazaby                                          9,500                  217,638

Luxembourg (0.3%)

Multi-industry
Thiel Logistik                                 65,930(b)               282,854

Malaysia (1.0%)

Banks and savings & loans (0.2%)
RHB Capital Berhad                            317,400                  188,275

Building materials & construction (0.3%)
YTL Corporation Berhad                        195,600                  275,384

Leisure time & entertainment (0.5%)
Resorts World                                 161,600                  406,591

Mexico (0.4%)

Beverages & tobacco (--%)
Grupo Continental                              18,817                   34,891

Multi-industry
Grupo Aeroportuario del
  Sureste ADR                                   9,780                  289,097

Netherlands (6.2%)

Building materials & construction (0.5%)
AM                                             44,500                  479,251

Computer hardware (0.3%)
Oce                                            16,610                  247,169

Computer software & services (0.6%)
Exact Holding                                   7,000                  229,179
Unit 4 Agresso                                 20,896(b)               335,437
Total                                                                  564,616

Electronics (0.3%)
ASM International                              21,283(b)               289,703

Health care products (1.1%)
OPG Groep                                      11,530                  744,361
Qiagen                                         18,300(b)               238,447
Total                                                                  982,808

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Netherlands (cont.)

Machinery (0.4%)
SBM Offshore                                    6,200                 $404,221

Multi-industry (2.5%)
Aalberts Inds                                  16,593                  788,695
Arcadis                                        12,480                  254,516
Imtech                                         17,110                  568,868
Vedior                                         38,580                  593,353
Total                                                                2,205,432

Telecom equipment & services (0.5%)
Draka Holding                                  37,523                  487,708

New Zealand (1.2%)

Airlines (0.2%)
Air New Zealand                               182,736                  184,561

Paper & packaging (0.6%)
Carter Holt Harvey                            385,331                  525,673

Retail -- general (0.4%)
Warehouse Group                               145,175                  397,389

Norway (0.8%)

Energy equipment & services
Prosafe ASA                                    25,090                  718,854

Singapore (1.4%)

Electronics (0.3%)
Huan Hsin Holdings                            461,000                  247,766

Food (0.6%)
Want Want Holdings                            531,930                  515,972

Health care products (0.5%)
Osim Intl                                     792,800                  549,469

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)
South Africa (0.3%)

Metals (0.1%)
Northam Platinum                              108,804                 $163,126

Precious metals (0.2%)
Mvelaphanda Resources                          68,088(b)               148,379

South Korea (3.8%)

Automotive & related (0.5%)
Halla Climate Control                          51,660                  438,811

Banks and savings & loans (1.7%)
Daegu Bank                                     48,320                  365,391
Industrial Bank of Korea                       65,640                  569,283
Pusan Bank                                     83,270                  645,478
Total                                                                1,580,152

Beverages & tobacco (0.2%)
Kook Soon Dang Brewery                         11,126                  165,278

Building materials & construction (0.1%)
Hanil Cement Mfg                                2,280                  129,349

Electronics (0.4%)
Daeduck Electronics                            43,850                  353,786

Household products (0.3%)
LG Household & Health Care                      7,918                  262,656

Machinery (0.2%)
Daewoo Heavey Industries & Machinery           21,070                  173,852

Paper & packaging (0.4%)
Hansol Paper                                   39,900                  374,620

Spain (2.1%)

Industrial transportation (0.7%)
Transportes Azkar                              77,870                  677,837

Lodging & gaming (0.9%)
Sol Melia                                      67,990                  771,622

Multi-industry (0.5%)
Prosegur, Compania de Seguridad                21,400                  470,014

Common stocks (continued)
Issuer                                        Shares                  Value(a)

Sweden (2.3%)

Computer software & services (0.5%)
Teleca Cl B                                    79,860(b)              $432,372

Environmental services (0.4%)
Munters AB                                     16,000                  381,398

Financial services (1.0%)
D Carnegie & Co                                44,520                  460,882
Kungsleden                                     10,630                  487,605
Total                                                                  948,487

Health care products (0.1%)
Medivir Cl B                                   13,350(b)               114,045

Multi-industry (0.3%)
Observer                                       63,730                  259,625

Switzerland (3.5%)

Banks and savings & loans (0.4%)
Julius Baer Holding Cl B                          480                   30,944
Vontobel Holding                               13,660                  308,428
Total                                                                  339,372

Chemicals (0.7%)
EMS-Chemie Holding AG                           3,421                  303,407
Gurit-Heberlein                                   540                  377,961
Total                                                                  681,368

Food (0.3%)
Lindt & Spruengli                                 190                  284,207

Health care products (0.2%)
Bachem Holding Cl B                             2,920                  181,144

Insurance (1.0%)
Baloise Holding                                12,541                  642,216
Helvetia Patria Holding                         2,300                  362,103
Total                                                                1,004,319

Investment companies (0.3%)
BB BIOTECH                                      4,560                  248,254

Leisure time & entertainment (0.3%)
Kuoni Reisen Holding                              620                  243,022

Machinery (0.3%)
SIG Holding                                     1,190                  246,140

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

Taiwan (2.9%)

Computer hardware (0.5%)
Compal Electronics                            162,080                 $149,978
KYE Systems                                   513,000                  338,031
Total                                                                  488,009

Computer software & services (0.7%)
D-Link                                        522,000                  638,968

Electronics (0.4%)
AcBel Polytech                                499,000                  400,254

Furniture & appliances (0.2%)
Taiwan Fu Hsing Industrial                    147,000                  157,775

Industrial services (0.5%)
Fu Sheng Industrial                           318,000                  421,620

Leisure time & entertainment (0.3%)
Giant Mfg                                     195,000                  318,444

Miscellaneous (0.3%)
Taiwan Green Point Enterprises                 72,000                  250,666

Thailand (1.2%)

Banks and savings & loans (0.4%)
Thai Military Bank                          3,346,300(b)               321,633

Energy equipment & services (0.3%)
PTT Public                                     58,800                  301,146

Media (0.1%)
BEC World                                     333,000                  116,582

Utilities -- electric (0.4%)
Glow Energy                                   593,900(b)               341,910

Common stocks (continued)
Issuer                                        Shares                  Value(a)

United Kingdom (13.5%)

Aerospace & defense (0.3%)
Radstone Technology                            47,116                 $229,130

Chemicals (0.7%)
Yule Catto                                    132,926                  614,216

Computer software & services (2.2%)
Dimension Data Holdings                       658,135(b)               378,995
LogicaCMG                                     211,012                  664,069
Misys                                         187,577                  728,958
SurfControl                                    36,203(b)               352,627
Total                                                                2,124,649

Electronics (0.5%)
Premier Farnell                               149,322                  422,175

Energy equipment & services (0.2%)
Expro Intl Group                               23,253                  191,241

Financial services (1.4%)
Cattles                                        39,500                  229,180
John D Wood & Co                              364,473                1,030,810
Total                                                                1,259,990

Food (0.9%)
Geest                                          63,370                  795,884

Health care products (0.6%)
Bespak                                         16,216                  158,551
Cambridge Antibody
  Technology Group                             32,200(b)               344,670
Total                                                                  503,221

Industrial services (0.9%)
PHS Group                                     341,455                  537,677
VT Group                                       55,664                  327,691
Total                                                                  865,368

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Issuer                                        Shares                  Value(a)

United Kingdom (cont.)

Industrial transportation (0.4%)
Avis Europe                                   280,220                 $378,094

Insurance (1.7%)
Benfield Group ADR                             73,657                  379,861
Hiscox                                         76,127                  223,359
Homeserve                                      23,244                  384,816
Jardine Lloyd Thompson Group                  100,226                  655,084
Total                                                                1,643,120

Machinery (0.8%)
Bodycote Intl                                 236,845                  709,363

Media (0.9%)
Capital Radio                                  62,902                  418,695
GWR Group                                      51,392                  201,593
Maiden Group                                   41,222                  176,254
Total                                                                  796,542

Multi-industry (1.1%)
Aggreko                                       132,400                  463,798
De La Rue                                      37,515                  264,867
Group 4 Securicor                              94,657(b)               238,260
Total                                                                  966,925

Paper & packaging (0.5%)
DS Smith                                      152,260                  439,244

Retail -- general (0.4%)
GAME GROUP                                    113,000                  170,559
Luminar                                        22,600                  209,344
Total                                                                  379,903

Total common stocks
(Cost: $81,855,152)                                                $89,937,696

Preferred stock (0.4%)(c)
Issuer                                        Shares                  Value(a)

Hugo Boss                                      11,310                 $321,321

Total preferred stock
(Cost: $211,134)                                                      $321,321

Short-term security (1.0%)
Issuer                 Effective              Amount                  Value(a)
                         yield                payable
                                            at maturity

Commercial paper
Alpine Securitization
   05-02-05               2.95%              $900,000                 $899,779

Total short-term security
(Cost: $899,853)                                                      $899,779

Total investments in securities
(Cost: $82,966,139)(f)                                             $91,158,796

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d)   Negligible market value.

(e)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at April 30, 2005, is as follows:

      Security                                     Acquisition            Cost
                                                      dates
      Far East Pharmaceutical Technology     03-10-04 thru 06-08-04   $163,792
      Sons of Gwalia                         09-30-02 thru 07-23-04    501,662

(f) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $82,966,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $11,803,000
      Unrealized depreciation                                       (3,610,000)
                                                                    ----------
      Net unrealized appreciation                                  $ 8,193,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners International Small Cap Fund

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $82,966,139)                                                                                $91,158,796
Foreign currency holdings (identified cost $964,193) (Note 1)                                                       964,804
Expense reimbursement receivable from AEFC                                                                            2,000
Capital shares receivable                                                                                            27,202
Dividends and accrued interest receivable                                                                           243,282
Receivable for investment securities sold                                                                           226,073
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                       149,572
                                                                                                                    -------
Total assets                                                                                                     92,771,729
                                                                                                                 ----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                    86,716
Capital shares payable                                                                                                9,236
Payable for investment securities purchased                                                                         997,169
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                       143,109
Accrued investment management services fee                                                                            2,792
Accrued distribution fee                                                                                                894
Accrued transfer agency fee                                                                                             472
Accrued administrative services fee                                                                                     199
Other accrued expenses                                                                                               79,161
                                                                                                                     ------
Total liabilities                                                                                                 1,319,748
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                              $91,451,981
                                                                                                                ===========
Represented by
Capital stock -- $.01 par value (Note 1)                                                                        $   112,523
Additional paid-in capital                                                                                       78,678,854
Undistributed net investment income                                                                                 276,910
Accumulated net realized gain (loss)                                                                              4,184,499
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                                    8,199,195
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                        $91,451,981
                                                                                                                ===========
Net assets applicable to outstanding shares:                Class A                                             $61,308,761
                                                            Class B                                             $16,824,418
                                                            Class C                                             $   722,745
                                                            Class I                                             $12,510,278
                                                            Class Y                                             $    85,779
Net asset value per share of outstanding capital stock:     Class A shares                       7,521,818      $      8.15
                                                            Class B shares                       2,105,997      $      7.99
                                                            Class C shares                          90,247      $      8.01
                                                            Class I shares                       1,523,789      $      8.21
                                                            Class Y shares                          10,485      $      8.18
                                                                                                    ------      -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Partners International Small Cap Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                        $1,116,522
Interest                                                                                                             39,756
   Less foreign taxes withheld                                                                                     (120,604)
                                                                                                                   --------
Total income                                                                                                      1,035,674
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                  463,323
Distribution fee
   Class A                                                                                                           74,910
   Class B                                                                                                           76,435
   Class C                                                                                                            3,233
Transfer agency fee                                                                                                  72,461
Incremental transfer agency fee
   Class A                                                                                                            5,827
   Class B                                                                                                            3,447
   Class C                                                                                                              185
Service fee -- Class Y                                                                                                   48
Administrative services fees and expenses                                                                            34,222
Compensation of board members                                                                                         5,148
Custodian fees                                                                                                      107,560
Printing and postage                                                                                                 24,350
Registration fees                                                                                                    27,456
Audit fees                                                                                                            9,000
Other                                                                                                                 2,920
                                                                                                                      -----
Total expenses                                                                                                      910,525
   Expenses waived/reimbursed by AEFC (Note 2)                                                                       (2,262)
                                                                                                                     ------
                                                                                                                    908,263
   Earnings credits on cash balances (Note 2)                                                                          (317)
                                                                                                                       ----
Total net expenses                                                                                                  907,946
                                                                                                                    -------
Investment income (loss) -- net                                                                                     127,728
                                                                                                                    -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                 4,939,848
   Foreign currency transactions                                                                                   (535,692)
                                                                                                                   --------
Net realized gain (loss) on investments                                                                           4,404,156
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                             2,289,684
                                                                                                                  ---------
Net gain (loss) on investments and foreign currencies                                                             6,693,840
                                                                                                                  ---------
Net increase (decrease) in net assets resulting from operations                                                  $6,821,568
                                                                                                                 ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners International Small Cap Fund
                                                                                      April 30, 2005            Oct. 31, 2004
                                                                                     Six months ended             Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                       $   127,728               $   142,769
Net realized gain (loss) on investments                                                 4,404,156                 4,457,068
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                   2,289,684                 1,084,346
                                                                                        ---------                 ---------
Net increase (decrease) in net assets resulting from operations                         6,821,568                 5,684,183
                                                                                        ---------                 ---------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  --                  (136,207)
      Class B                                                                                  --                   (15,932)
      Class C                                                                                  --                      (304)
      Class Y                                                                                  --                      (358)
   Net realized gain
      Class A                                                                          (3,074,025)               (2,009,229)
      Class B                                                                            (770,526)                 (376,571)
      Class C                                                                             (31,000)                  (18,142)
      Class I                                                                            (725,619)                       --
      Class Y                                                                              (4,875)                   (4,428)
                                                                                           ------                    ------
Total distributions                                                                    (4,606,045)               (2,561,171)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             12,375,873                29,650,307
   Class B shares                                                                       4,660,771                10,458,754
   Class C shares                                                                         209,847                   484,173
   Class I shares                                                                       6,229,147                13,452,352
   Class Y shares                                                                          17,376                    11,700
Reinvestment of distributions at net asset value
   Class A shares                                                                       2,223,722                 1,070,049
   Class B shares                                                                         762,288                   386,371
   Class C shares                                                                          29,978                    17,257
   Class I shares                                                                         725,058                        --
   Class Y shares                                                                           3,989                     3,705
Payments for redemptions
   Class A shares                                                                      (8,252,721)               (5,473,372)
   Class B shares (Note 2)                                                             (1,589,754)               (2,484,921)
   Class C shares (Note 2)                                                                (93,746)                 (110,394)
   Class I shares                                                                      (5,429,250)               (2,960,364)
   Class Y shares                                                                         (12,516)                  (11,966)
                                                                                          -------                   -------
Increase (decrease) in net assets from capital share transactions                      11,860,062                44,493,651
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                14,075,585                47,616,663
Net assets at beginning of period                                                      77,376,396                29,759,733
                                                                                       ----------                ----------
Net assets at end of period                                                           $91,451,981               $77,376,396
                                                                                      ===========               ===========
Undistributed net investment income                                                   $   276,910               $   149,182
                                                                                      -----------               -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners International Small Cap Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of non-U.S. companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 13.68% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually

--------------------------------------------------------------------------------
23 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities

At April 30, 2005, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at April 30, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily Hong Kong dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
25 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 1.12% to 0.995% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Small-Cap Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $40,356 for the six months ended April 30, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.08% to 0.055% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with Templeton Investment Counsel, LLC and Wellington Management Company, LLP. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $112,912 for Class A, $6,038 for Class B and $22 for Class C for the six months ended April 30, 2005.

For the six months ended April 30, 2005, AEFC and its affiliates waived certain fees and expenses to 1.95% for Class A, 2.72% for Class B, 2.72% for Class C and 1.78% for Class Y. Of these waived fees and expenses, the transfer agency fees waived for Class A, Class B, Class C and Class Y were $2,000, $218, $35 and $9, respectively. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.95% for Class A, 2.72% for Class B, 2.72% for Class C, 1.56% for Class I and 1.78% for Class Y of the Fund's average daily net assets.

During the six months ended April 30, 2005, the Fund's custodian and transfer agency fees were reduced by $317 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
27 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $39,799,636 and $28,247,730, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                     Six months ended April 30, 2005
                                          Class A      Class B      Class C      Class I      Class Y
Sold                                    1,476,068      565,176       25,634      738,402        2,119
Issued for reinvested distributions       277,966       96,983        3,804       90,181          497
Redeemed                                 (976,826)    (193,239)     (11,483)    (650,125)      (1,502)
                                         --------     --------      -------     --------       ------
Net increase (decrease)                   777,208      468,920       17,955      178,458        1,114
                                          -------      -------       ------      -------        -----

                                                        Year ended Oct. 31, 2004
                                          Class A      Class B      Class C     Class I*      Class Y
Sold                                    3,874,878    1,381,194       63,636    1,738,018        1,547
Issued for reinvested distributions       149,240       54,419        2,423           --          516
Redeemed                                 (714,526)    (330,974)     (14,615)    (392,687)      (1,543)
                                         --------     --------      -------     --------       ------
Net increase (decrease)                 3,309,592    1,104,639       51,444    1,345,331          520
                                        ---------    ---------       ------    ---------          ---

* Inception date was March 4, 2004.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                                Currency to                 Currency to       Unrealized        Unrealized
Exchange date                  be delivered                 be received     appreciation      depreciation
May 2, 2005                         102,368                     131,824             $547               $--
                                U.S. Dollar           Australian Dollar
May 2, 2005                          85,719                   9,070,328              797                --
                                U.S. Dollar                Japanese Yen
May 2, 2005                           5,936                      41,943               --                63
                                U.S. Dollar               Swedish Krona
May 3, 2005                          20,575                       2,638               --                 1
                           Hong Kong Dollar                 U.S. Dollar
May 3, 2005                          42,343                      54,338               79                --
                                U.S. Dollar           Australian Dollar
May 3, 2005                          45,759                      22,464               83                --
                                U.S. Dollar               British Pound
May 4, 2005                         143,189                     183,233               --               139
                                U.S. Dollar           Australian Dollar
May 4, 2005                          54,679                      42,517               28                --
                                U.S. Dollar      European Monetary Unit
May 4, 2005                         189,429                      99,223               --               210
                                U.S. Dollar               British Pound

--------------------------------------------------------------------------------
28 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

                                Currency to                 Currency to       Unrealized        Unrealized
Exchange date                  be delivered                 be received     appreciation      depreciation
May 5, 2005                          45,262                      23,743         $     19          $     --
                                U.S. Dollar               British Pound
May 5, 2005                           4,363                      26,591                5                --
                                U.S. Dollar          South African Rand
May 6, 2005                          19,213                   2,034,361              196                --
                                U.S. Dollar                Japanese Yen
May 6, 2005                           1,931                      11,848               16                --
                                U.S. Dollar          South African Rand
May 9, 2005                          25,772                   2,729,071              272                --
                                U.S. Dollar                Japanese Yen
May 9, 2005                          19,488                   2,062,723              196                --
                                U.S. dollar                Japanese Yen
June 30, 2005                       896,000                   1,634,573               --            69,469
                              British Pound                 U.S. Dollar
Sept. 30, 2005                    1,147,000                   1,470,053               --            13,523
                     European Monetary Unit                 U.S. Dollar
Oct. 31, 2005                     1,073,000                     813,871               --            14,567
                          Australian Dollar                 U.S. Dollar
Oct. 31, 2005                     1,145,000                     780,443               --            41,624
                         New Zealand Dollar                 U.S. Dollar
Nov. 30, 2005                       441,000                     589,749           17,809                --
                     European Monetary Unit                 U.S. Dollar
Nov. 30, 2005                     2,494,000                   3,335,226          100,716                --
                     European Monetary Unit                 U.S. Dollar
Nov. 30, 2005                       590,000                     789,420           24,239                --
                     European Monetary Unit                 U.S. Dollar
Nov. 30, 2005                       637,000                   1,201,541               --             3,513
                              British Pound                 U.S. Dollar
Nov. 30, 2005                     1,594,000                   3,018,558            3,084                --
                              British Pound                 U.S. Dollar
March 17, 2006                    1,405,000                     224,011            1,486                --
                         South African Rand                 U.S. Dollar
                                                                                --------          --------
Total                                                                           $149,572          $143,109
                                                                                --------          --------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

--------------------------------------------------------------------------------
29 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(h)       2004           2003            2002(b)
Net asset value, beginning of period                                    $7.90         $7.45          $5.09           $4.92
                                                                        -----         -----          -----           -----
Income from investment operations:
Net investment income (loss)                                              .01           .02            .02              --
Net gains (losses) (both realized and unrealized)                         .68           .96           2.34             .17
                                                                        -----         -----          -----           -----
Total from investment operations                                          .69           .98           2.36             .17
                                                                        -----         -----          -----           -----
Less distributions:
Dividends from net investment income                                       --          (.03)            --              --
Distributions from realized gains                                        (.44)         (.50)            --              --
                                                                        -----         -----          -----           -----
Total distributions                                                      (.44)         (.53)            --              --
                                                                        -----         -----          -----           -----
Net asset value, end of period                                          $8.15         $7.90          $7.45           $5.09
                                                                        -----         -----          -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $61           $53            $26             $11
Ratio of expenses to average daily net assets(c),(d)                    1.95%(e)      1.94%          1.95%           1.86%(e)
Ratio of net investment income (loss) to average daily net assets        .33%(e)       .34%           .52%          (1.08%)(e)
Portfolio turnover rate (excluding short-term securities)                 33%           66%            87%              7%
Total return(f)                                                         8.88%(g)     13.94%         46.37%           3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.96% for the six months ended April 30, 2005 and 2.26%, 3.09% and 10.34% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                            2005(h)       2004           2003            2002(b)
Net asset value, beginning of period                                    $7.78         $7.39          $5.08           $4.92
                                                                        -----         -----          -----           -----
Income from investment operations:
Net investment income (loss)                                               --          (.01)          (.02)           (.01)
Net gains (losses) (both realized and unrealized)                         .65           .92           2.33             .17
                                                                        -----         -----          -----           -----
Total from investment operations                                          .65           .91           2.31             .16
                                                                        -----         -----          -----           -----
Less distributions:
Dividends from net investment income                                       --          (.02)            --              --
Distributions from realized gains                                        (.44)         (.50)            --              --
                                                                        -----         -----          -----           -----
Total distributions                                                      (.44)         (.52)            --              --
                                                                        -----         -----          -----           -----
Net asset value, end of period                                          $7.99         $7.78          $7.39           $5.08
                                                                        -----         -----          -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $17           $13             $4             $--
Ratio of expenses to average daily net assets(c)                        2.72%(d)      2.71%(e)       2.72%(e)        2.72%(d),(e)
Ratio of net investment income (loss) to average daily net assets       (.37%)(d)     (.38%)         (.45%)         (2.17%)(d)
Portfolio turnover rate (excluding short-term securities)                 33%           66%            87%              7%
Total return(f)                                                         8.49%(g)     13.01%         45.47%           3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 3.04%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(h)       2004           2003            2002(b)
Net asset value, beginning of period                                    $7.80         $7.39          $5.08           $4.92
                                                                        -----         -----          -----           -----
Income from investment operations:
Net investment income (loss)                                               --          (.01)          (.02)           (.01)
Net gains (losses) (both realized and unrealized)                         .65           .93           2.33             .17
                                                                        -----         -----          -----           -----
Total from investment operations                                          .65           .92           2.31             .16
                                                                        -----         -----          -----           -----
Less distributions:
Dividends from net investment income                                       --          (.01)            --              --
Distributions from realized gains                                        (.44)         (.50)            --              --
                                                                        -----         -----          -----           -----
Total distributions                                                      (.44)         (.51)            --              --
                                                                        -----         -----          -----           -----
Net asset value, end of period                                          $8.01         $7.80          $7.39           $5.08
                                                                        -----         -----          -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $1            $1            $--             $--
Ratio of expenses to average daily net assets(c),(d)                    2.72%(e)      2.71%          2.72%           2.72%(e)
Ratio of net investment income (loss) to average daily net assets       (.36%)(e)     (.34%)         (.01%)         (2.02%)(e)
Portfolio turnover rate (excluding short-term securities)                 33%           66%            87%              7%
Total return(f)                                                         8.47%(g)     13.09%         45.47%           3.25%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.73% for the six months ended April 30, 2005 and 3.05%, 3.86% and 11.11% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(h)       2004(b)
Net asset value, beginning of period                                    $7.94         $7.86
                                                                        -----         -----
Income from investment operations:
Net investment income (loss)                                              .02           .02
Net gains (losses) (both realized and unrealized)                         .69           .06
                                                                        -----         -----
Total from investment operations                                          .71           .08
                                                                        -----         -----
Less distributions:
Dividends from net investment income                                       --            --
Distributions from realized gains                                        (.44)           --
                                                                        -----         -----
Total distributions                                                      (.44)           --
                                                                        -----         -----
Net asset value, end of period                                          $8.21         $7.94
                                                                        -----         -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $13           $11
Ratio of expenses to average daily net assets(c)                        1.51%(d)      1.55%(d),(e)
Ratio of net investment income (loss) to average daily net assets        .83%(d)       .77%(d)
Portfolio turnover rate (excluding short-term securities)                 33%           66%
Total return(f)                                                         9.10%(g)      1.02%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.83% for the period ended Oct. 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
33 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Class Y
er share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005          2004           2003            2002(b)
Net asset value, beginning of period                                    $7.93         $7.47          $5.09           $4.92
                                                                        -----         -----          -----           -----
Income from investment operations:
Net investment income (loss)                                              .01           .03            .03              --
Net gains (losses) (both realized and unrealized)                         .68           .97           2.35             .17
                                                                        -----         -----          -----           -----
Total from investment operations                                          .69          1.00           2.38             .17
                                                                        -----         -----          -----           -----
Less distributions:
Dividends from net investment income                                       --          (.04)            --              --
Distributions from realized gains                                        (.44)         (.50)            --              --
                                                                        -----         -----          -----           -----
Total distributions                                                      (.44)         (.54)            --              --
                                                                        -----         -----          -----           -----
Net asset value, end of period                                          $8.18         $7.93          $7.47           $5.09
                                                                        -----         -----          -----           -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--           $--            $--             $--
Ratio of expenses to average daily net assets(c),(d)                    1.78%(e)      1.78%          1.78%           1.73%(e)
Ratio of net investment income (loss) to average daily net assets        .52%(e)       .45%           .70%           (.93%)(e)
Portfolio turnover rate (excluding short-term securities)                 33%           66%            87%              7%
Total return(f)                                                         8.85%(g)     14.15%         46.76%           3.46%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Oct. 3, 2002 (when shares became publicly available) to Oct. 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.80% for the six months ended April 30, 2005 and 2.08%, 2.92% and 10.17% for the periods ended Oct. 31, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
34 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
35 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

                                                      Beginning           Ending           Expenses
                                                     account value     account value       paid during        Annualized
                                                     Nov. 1, 2004     April 30, 2005      the period(a)      expense ratio
Class A
      Actual(b)                                         $1,000          $1,088.80            $10.16            1.95%
      Hypothetical (5% return before expenses)          $1,000          $1,015.21             $9.80            1.95%
Class B
      Actual(b)                                         $1,000          $1,084.90            $14.14            2.72%
      Hypothetical (5% return before expenses)          $1,000          $1,011.37            $13.64            2.72%
Class C
      Actual(b)                                         $1,000          $1,084.70            $14.14            2.72%
      Hypothetical (5% return before expenses)          $1,000          $1,011.37            $13.64            2.72%
Class I
      Actual(b)                                         $1,000          $1,091.00             $7.87            1.51%
      Hypothetical (5% return before expenses)          $1,000          $1,017.40             $7.59            1.51%
Class Y
      Actual(b)                                         $1,000          $1,088.50             $9.27            1.78%
      Hypothetical (5% return before expenses)          $1,000          $1,016.06             $8.95            1.78%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +8.88% for Class A, +8.49% for Class B, +8.47% for Class C, +9.10% for Class I and +8.85% for Class Y.

--------------------------------------------------------------------------------
36 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004, although below the median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
37 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that while the Fund's expenses are relatively high for its comparison group, the existing fee waiver has been increased to reduce further the expenses the Fund will pay during the Interim Period.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
38 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
39 -- AXP PARTNERS INTERNATIONAL SMALL CAP FUND -- 2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP PARTNERS INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 30, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 30, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 30, 2005